FINANCIAL STATEMENTS
Western-Southern Life Assurance Company
Separate Account 1
Year Ended December 31, 2022
With Report of Independent Registered Public
Accounting Firm

Western-Southern Life Assurance Company
Separate Account 1

Financial Statements

Year Ended December 31, 2022

Report of Independent Registered Public Accounting Firm

The Board of Directors of Western-Southern Life Assurance Company and
The Contract Owners of Western-Southern Life Assurance Company Separate Account 1

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in Appendix A that comprise Western-Southern Life Assurance Company Separate Account 1 (the Separate Account), as of December 31, 2022, the related statements of operations and the statements of changes in net assets for each of the periods indicated in Appendix A, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations and changes in its net assets for each of the periods indicated in Appendix A, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1999.
Cincinnati, Ohio
April 17, 2023

1

Appendix A
Subaccounts comprising Western-Southern Life Assurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
The Alger Portfolios
Non-Affiliated:
Alger Large Cap Growth Fund
Alger Small Cap Growth Fund

DWS Investments VIT Fund
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund

Invesco Variable Insurance Funds
Non-Affiliated:
Invesco V.I. American Franchise Fund
Invesco V.I. Government Securities Fund

Massachusetts Financial Service Variable Insurance Trust
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund

Pimco Variable Insurance Trust
Non-Affiliated:
PIMCO VIT Long-Term U.S. Government Portfolio

Putnam Variable Trust
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund
Non-Affiliated Class 1B:
Putnam VT International Equity Fund

Touchstone Variable Series Trust
Affiliated Service Class:
Touchstone VST Bond Fund
Touchstone VST Common Stock Fund
	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Touchstone Variable Series Trust Affiliated Service Class: Touchstone VST Moderate ETF Fund	N/A	For the period January 1, 2021 through April 16, 2021
Touchstone Variable Series Trust Affiliated Service Class: Touchstone VST Balanced Fund	For the year ended December 31, 2022	For the year ended December 31, 2022 and for the period from April 17, 2021 (commencement of operations) through December 31, 2021

2

Western-Southern Life Assurance Company Separate Account 1

Statement of Assets and Liabilities

December 31, 2022

Subaccount	Investments at fair value	Receivable from (payable to) the general account	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Affiliated:
Touchstone VST Balanced Fund (a)	$1,230,003	$(1)	$1,230,002	$8.87	to	$8.99	138,125
Touchstone VST Bond Fund	1,619,471	(1)	1,619,470	9.04	to	9.28	177,762
Touchstone VST Common Stock Fund	8,207,876	(1)	8,207,875	13.33	to	13.68	611,152
Non-Affiliated:
Alger Large Cap Growth Fund	728,175	(6)	728,169	24.51	to	29.21	28,210
Alger Small Cap Growth Fund	356,740	4	356,744	23.85	to	28.43	14,238
Invesco V.I. American Franchise Fund	496,713	(4)	496,709	24.88	to	26.94	19,540
Invesco V.I. Government Securities Fund	46,085	—	46,085	14.16	to	16.88	3,104
PIMCO VIT Long-Term U.S. Government Portfolio	375,226	8	375,234	22.74	to	27.11	15,567
Non-Affiliated Initial Class:
MFS Growth Fund	695,589	1	695,590	33.90	to	40.41	19,514
MFS Investors Trust Fund	419,414	1	419,415	28.26	to	33.69	14,165
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	241,178	1	241,179	9.35	to	9.91	25,397
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	973,514	(5)	973,509	21.06	to	24.38	44,143
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	294,418	3	294,421	27.79	to	32.89	10,031

See accompanying notes

(a) New Underlying Fund. See Note 1.	3

Western-Southern Life Assurance Company Separate Account 1

Statement of Operations

Year Ended December 31, 2022

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charge	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone VST Balanced Fund (a)	$6,323	$(18,156)	$(11,833)	$(7,278)	$304,542	$(548,366)	$(251,102)	$(262,935)
Touchstone VST Bond Fund	31,244	(23,761)	7,483	(10,315)	13,306	(311,451)	(308,460)	(300,977)
Touchstone VST Common Stock Fund	20,714	(120,014)	(99,300)	183,046	1,186,191	(3,231,589)	(1,862,352)	(1,961,652)
Non-Affiliated:
Alger Large Cap Growth Fund	—	(12,230)	(12,230)	(3,652)	40,405	(518,317)	(481,564)	(493,794)
Alger Small Cap Growth Fund	—	(5,701)	(5,701)	(3,492)	65,555	(279,812)	(217,749)	(223,450)
Invesco V.I. American Franchise Fund	—	(8,107)	(8,107)	31,386	153,810	(424,124)	(238,928)	(247,035)
Invesco V.I. Government Securities Fund	969	(660)	309	(346)	—	(6,088)	(6,434)	(6,125)
PIMCO VIT Long-Term U.S. Government Portfolio	9,127	(5,862)	3,265	(6,123)	—	(162,769)	(168,892)	(165,627)
Non-Affiliated Initial Class:
MFS Growth Fund	—	(11,008)	(11,008)	58,063	92,315	(493,474)	(343,096)	(354,104)
MFS Investors Trust Fund	3,347	(6,833)	(3,486)	26,719	64,160	(194,615)	(103,736)	(107,222)
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	3,131	(3,416)	(285)	—	—	—	—	(285)
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	15,951	(13,405)	2,546	21,234	114,204	(334,355)	(198,917)	(196,371)
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	3,984	(4,084)	(100)	5,418	18,568	(92,729)	(68,743)	(68,843)

See accompanying notes

(a) New Underlying Fund. See Note 1.	4

Western-Southern Life Assurance Company Separate Account 1

Statements of Changes in Net Assets

Year Ended December 31, 2022

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Net realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract Maintenance Charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund (a)	$(11,833)	$297,264	$(548,366)	$(262,935)	$10,698	$(81,180)	$(14,067)	$(856)	$(85,405)	$(348,340)	$1,578,342	$1,230,002	2,996	(11,834)	(8,838)
Touchstone VST Bond Fund	7,483	2,991	(311,451)	(300,977)	28,675	(101,663)	(59,513)	(1,090)	(133,591)	(434,568)	2,054,038	1,619,470	6,942	(20,719)	(13,777)
Touchstone VST Common Stock Fund	(99,300)	1,369,237	(3,231,589)	(1,961,652)	58,149	(354,491)	(125,700)	(5,115)	(427,157)	(2,388,809)	10,596,684	8,207,875	10,715	(39,655)	(28,940)
Non-Affiliated:
Alger Large Cap Growth Fund	(12,230)	36,753	(518,317)	(493,794)	8,127	(61,234)	22,464	(570)	(31,213)	(525,007)	1,253,176	728,169	2,383	(3,609)	(1,226)
Alger Small Cap Growth Fund	(5,701)	62,063	(279,812)	(223,450)	5,544	(15,949)	36,760	(231)	26,124	(197,326)	554,070	356,744	1,668	(963)	705
Invesco V.I. American Franchise Fund	(8,107)	185,196	(424,124)	(247,035)	6,627	(52,227)	7,402	(353)	(38,551)	(285,586)	782,295	496,709	968	(2,339)	(1,371)
Invesco V.I. Government Securities Fund	309	(346)	(6,088)	(6,125)	1,152	(2,122)	(1,907)	(27)	(2,904)	(9,029)	55,114	46,085	174	(355)	(181)
PIMCO VIT Long-Term U.S. Government Portfolio	3,265	(6,123)	(162,769)	(165,627)	4,860	(9,923)	(49,048)	(276)	(54,387)	(220,014)	595,248	375,234	668	(2,448)	(1,780)
Non-Affiliated Initial Class:
MFS Growth Fund	(11,008)	150,378	(493,474)	(354,104)	2,215	(89,950)	6,232	(441)	(81,944)	(436,048)	1,131,638	695,590	381	(2,301)	(1,920)
MFS Investors Trust Fund	(3,486)	90,879	(194,615)	(107,222)	3,497	(74,359)	(21,423)	(340)	(92,625)	(199,847)	619,262	419,415	181	(3,253)	(3,072)
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	(285)	—	—	(285)	3,979	(18,211)	(9,320)	(226)	(23,778)	(24,063)	265,242	241,179	872	(3,388)	(2,516)
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	2,546	135,438	(334,355)	(196,371)	17,006	(63,560)	(8,575)	(638)	(55,767)	(252,138)	1,225,647	973,509	2,201	(4,799)	(2,598)
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	(100)	23,986	(92,729)	(68,843)	2,992	(30,110)	36,007	(217)	8,672	(60,171)	354,592	294,421	1,349	(1,046)	303

See accompanying notes

(a) New Underlying Fund. See Note 1.	5

Western-Southern Life Assurance Company Separate Account 1

Statements of Changes in Net Assets

Year Ended December 31, 2021

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Net realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract Maintenance Charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Moderate ETF Fund	$18,841	$44,299	$21,029	$84,169	$6,696	$(50,037)	$(1,592,172)	$(292)	$(1,635,805)	$(1,551,636)	$1,551,636	$—	1,975	(84,652)	(82,677)
Touchstone VST Balanced Fund (a)	(11,894)	24,219	87,158	99,483	4,273	(123,854)	1,599,148	(708)	1,478,859	1,578,342	—	1,578,342	164,089	(17,127)	146,962
Touchstone VST Bond Fund	20,861	37,264	(110,542)	(52,417)	22,996	(283,072)	327,248	(1,218)	65,954	13,537	2,040,501	2,054,038	38,768	(32,511)	6,257
Touchstone VST Common Stock Fund	(99,444)	904,142	1,564,352	2,369,050	63,213	(1,163,087)	(396,124)	(5,688)	(1,501,686)	867,364	9,729,320	10,596,684	11,035	(110,660)	(99,625)
Non-Affiliated:
Alger Large Cap Growth Fund	(17,441)	362,085	(218,064)	126,580	7,003	(74,350)	(101,014)	(720)	(169,081)	(42,501)	1,295,677	1,253,176	385	(4,555)	(4,170)
Alger Small Cap Growth Fund	(8,290)	228,729	(260,244)	(39,805)	3,888	(48,882)	3,438	(298)	(41,854)	(81,659)	635,729	554,070	869	(1,735)	(866)
Invesco V.I. American Franchise Fund	(10,874)	173,071	(81,457)	80,740	5,680	(108,847)	(11,677)	(426)	(115,270)	(34,530)	816,825	782,295	296	(3,497)	(3,201)
Invesco V.I. Government Securities Fund	435	885	(3,784)	(2,464)	985	(45,165)	13,526	(35)	(30,689)	(33,153)	88,267	55,114	838	(2,626)	(1,788)
PIMCO VIT Long-Term U.S. Government Portfolio	1,474	123,088	(163,867)	(39,305)	4,393	(88,056)	82,554	(309)	(1,418)	(40,723)	635,971	595,248	2,986	(3,072)	(86)
Non-Affiliated Initial Class:
MFS Growth Fund	(14,835)	248,724	(17,712)	216,177	2,215	(158,238)	(18,478)	(524)	(175,025)	41,152	1,090,486	1,131,638	419	(4,270)	(3,851)
MFS Investors Trust Fund	(4,953)	82,296	67,237	144,580	3,221	(156,315)	(3,929)	(404)	(157,427)	(12,847)	632,109	619,262	225	(4,996)	(4,771)
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	(4,349)	—	—	(4,349)	3,862	(110,745)	17,405	(273)	(89,751)	(94,100)	359,342	265,242	2,917	(12,338)	(9,421)
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	(1,328)	174,524	(76,084)	97,112	12,753	(239,688)	11,994	(765)	(215,706)	(118,594)	1,344,241	1,225,647	1,867	(10,256)	(8,389)
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	280	57,059	25,309	82,648	1,792	(74,763)	(11,528)	(236)	(84,735)	(2,087)	356,679	354,592	692	(3,377)	(2,685)

See accompanying notes

(a) New Underlying Fund. See Note 1.	6

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements

December 31, 2022

1. Organization and Nature of Operations
Western-Southern Life Assurance Company Separate Account 1 (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Western-Southern Life Assurance Company (the “Company”), a life insurance company, that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account is a funding vehicle for individual variable annuity contracts, and commenced operations on February 23, 1995.

The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding investment portfolio (“Underlying Fund”). The Separate Account currently has 13 subaccounts available. The investment objective of each subaccount is to invest in the corresponding Underlying Fund. Refer to each Underlying Fund’s prospectus for a description of investment objectives.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct.

Each subaccount invests all its investible assets in shares of the Underlying Funds listed below:

The Alger Portfolios	Pimco Variable Insurance Trust
Non-Affiliated:	Non-Affiliated:
Alger Large Cap Growth Fund	PIMCO VIT Long-Term U.S. Government Portfolio
Alger Small Cap Growth Fund

DWS Investments VIT Fund	Putnam Variable Trust
Non-Affiliated Class A:	Non-Affiliated Class 1A:
DWS Equity 500 Index VIP Fund	Putnam VT Government Money Market Fund
Non-Affiliated Class 1B:
Putnam VT International Equity Fund
Invesco Variable Insurance Funds
Non-Affiliated:	Touchstone Variable Series Trust
Invesco V.I. American Franchise Fund	Affiliated Service Class:
Invesco V.I. Government Securities Fund	Touchstone VST Balanced Fund
Touchstone VST Bond Fund
Massachusetts Financial Service Variable Insurance Trust	Touchstone VST Common Stock Fund
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund
7

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
1. Organization and Nature of Operations (continued)

The statements of changes in net assets for all of the Underlying Funds are presented in the financial statements for the year ended December 31, 2022 and December 31, 2021 with the exception of the following Underlying Funds:
Period:	Underlying Fund:
1/1/2021-4/16/2021	Touchstone VST Moderate ETF Fund
4/17/2021-12/31/2021	Touchstone VST Balanced Fund

As a result of restructuring in 2021, the following Underlying Fund that was previously offered is no longer available as an investment option to our contract holders. Any contract holder allocations that remained in this fund were redeemed and used to purchase shares of the surviving funds as indicated:
Date:	Surviving Underlying Fund:	Closed Underlying Fund:
4/17/2021	Touchstone VST Balanced Fund	Touchstone VST Moderate ETF Fund

2. Significant Accounting Policies
Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).

Investments

Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2022. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments. Share transactions are recorded on the trade date. Realized gains and losses on sales of Underlying Funds’ shares are determined based on the identified cost basis.

Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.

A contract owner may also allocate funds to the Fixed Account, which is part of the general account of the Company. Upon annuitization, the contract assets are transferred to the general account of the Company. Accordingly, contract reserves are recorded by the Company.

8

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
2. Significant Accounting Policies (continued)

The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•Level 1 - inputs to the valuation methodology are quoted prices in active markets.
•Level 2 - inputs to the valuation methodology are observable, directly or indirectly.
•Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.

Unit Value

Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges, as applicable.

Taxes

Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

9

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
2. Significant Accounting Policies (continued)
Use of Estimates

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities. The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Separate Account; and disruptions of product marketing and sales efforts. The Separate Account has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.

Subsequent Events

Management has evaluated subsequent events though the issuance of these financial statements and determined that no additional disclosures are required.

10

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
3. Purchases and Sales of Investments
The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the period ended December 31, 2022 and the cost of shares held at December 31, 2022, for each subaccount were as follows:

Subaccount	Purchases	Sales	Cost

Touchstone Variable Series Trust
Touchstone VST Balanced Fund (a)	$340,315	$(133,010)	$1,691,211
Touchstone VST Bond Fund	112,885	(225,684)	1,883,363
Touchstone VST Common Stock Fund	1,357,325	(697,590)	7,888,872
The Alger Portfolios
Alger Large Cap Growth Fund	112,854	(115,892)	1,035,554
Alger Small Cap Growth Fund	118,286	(32,311)	587,048
Invesco Variable Insurance Funds
Invesco V.I. American Franchise Fund	182,464	(75,312)	671,697
Invesco V.I. Government Securities Fund	3,683	(6,278)	53,307
Pimco Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio	27,312	(78,436)	578,367
Massachusetts Financial Service Variable Insurance Trust
MFS Growth Fund	107,737	(108,377)	708,923
MFS Investors Trust Fund	73,003	(104,955)	382,531
Putnam Variable Trust - Class IA
Putnam VT Government Money Market Fund	11,412	(35,476)	241,177
Putnam Variable Trust - Class IB
Putnam VT International Equity Fund	178,930	(117,946)	989,812
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	65,816	(38,677)	269,902

11

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
4. Expenses and Related Party Transactions

The charges listed below are the annual rates deducted as a daily charge, thus affecting the unit values to compensate the Company for administrative expenses and for the assumption of mortality and expense risks.

•Touchstone Gold Variable Annuity - 1.35%
•Touchstone Advisor Variable Annuity - 0.80%
•Touchstone Select Variable Annuity
◦1.35% for the Standard Death Benefit
◦1.45% for the Annual Step Up Death Benefit
◦1.55% for the 6% Accumulating Death Benefit

The Company also deducts an annual contract maintenance charge from the contract value on each contract anniversary and upon any full surrender as indicated below. The annual fee is taken from the contract’s account value by redeeming units.

•Touchstone Gold Variable Annuity - $35 for the first ten contract years and the lesser of (a) $35 and (b) 0.17% of the contract value after the tenth contract anniversary.
•Touchstone Advisor - $35
•Touchstone Select Variable Annuity - $40 for the first ten contract years and the lesser of (a) $40 or (b) 0.14% of the contract value after the tenth Contract Anniversary. If the contract value is less than $50,000, the charge is waived.

Since no deduction for a sales charge is made from the payments received from contract owners, a surrender charge is imposed by the Company on certain surrenders and partial withdrawals to cover expenses relating to promotion, sale and distribution of the contracts. The surrender charge is assessed on each redemption, except for certain amounts excluded from charges under the contract, by redeeming units. For the Touchstone Gold Variable Annuity, this charge ranges from 7% to 0% depending on the number of years since the payment was received. For the Touchstone Select Variable Annuity, this charge ranges from 8% to 0%, depending on the number of years since the payment was received. Touchstone Advisor has no surrender charge.

Touchstone Advisors Inc., which is affiliated with the Company, advises each of the Touchstone Variable Series Trust offered through the Company’s variable products.

12

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
5. Financial Highlights
A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31. The ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. The first unit value presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. The first total return presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. Therefore, some individual contract ratios are not within the ranges presented.

** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.
*** Expense ratio amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
**** Total return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

13

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
5. Financial Highlights (continued)

Subaccount	Year	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
Affiliated:
Touchstone VST Balanced Fund (April 17, 2021)
	2022	138	$8.87	to	$8.99	$1,230	0.47%	0.80% to 1.55%	(17.26)%	to	(16.60)%
	2021	147	10.72	to	10.78	1,578	0.31%	0.80% to 1.55%	7.20%	to	7.80%
Touchstone VST Bond Fund (July 12, 2019)
	2022	178	9.04	to	9.28	1,619	1.78%	0.80% to 1.55%	(15.28)%	to	(14.63)%
	2021	192	10.67	to	10.87	2,054	2.37%	0.80% to 1.55%	(2.82)%	to	(2.07)%
	2020	185	10.98	to	11.10	2,041	1.70%	0.80% to 1.55%	7.96%	to	8.72%
	2019	199	10.17	to	10.21	2,029	1.26%	0.80% to 1.55%	1.70%	to	2.10%
Touchstone VST Common Stock Fund (July 12, 2019)
	2022	611	13.33	to	13.68	8,208	0.23%	0.80% to 1.55%	(19.06)%	to	(18.47)%
	2021	640	16.47	to	16.78	10,597	0.39%	0.80% to 1.55%	25.63%	to	26.55%
	2020	740	13.11	to	13.26	9,729	0.61%	0.80% to 1.55%	21.61%	to	22.55%
	2019	819	10.78	to	10.82	8,841	0.55%	0.80% to 1.55%	7.80%	to	8.20%
Non-Affiliated:
Alger Large Cap Growth Fund
	2022	28	24.51	to	29.21	728	—%	0.80% to 1.55%	(39.59)%	to	(39.15)%
	2021	29	40.57	to	48.00	1,253	—%	0.80% to 1.55%	10.09%	to	10.96%
	2020	34	36.85	to	43.26	1,296	0.18%	0.80% to 1.55%	64.44%	to	65.68%
	2019	38	22.41	to	26.11	882	—%	0.80% to 1.55%	25.48%	to	26.44%
	2018	43	17.86	to	20.65	793	—%	0.80% to 1.55%	0.68%	to	1.37%
Alger Small Cap Growth Fund
	2022	14	23.85	to	28.43	357	—%	0.80% to 1.55%	(38.96)%	to	(38.50)%
	2021	14	39.07	to	46.23	554	—%	0.80% to 1.55%	(7.53)%	to	(6.81)%
	2020	14	42.25	to	49.61	636	1.05%	0.80% to 1.55%	64.59%	to	65.81%
	2019	16	25.67	to	29.92	437	—%	0.80% to 1.55%	27.33%	to	28.30%
	2018	18	20.16	to	23.32	379	—%	0.80% to 1.55%	(0.10)%	to	0.65%
Invesco V.I. American Franchise Fund
	2022	20	24.88	to	26.94	497	—%	0.80% to 1.55%	(32.19)%	to	(31.68)%
	2021	21	36.69	to	39.43	782	—%	0.80% to 1.55%	10.21%	to	11.04%
	2020	24	33.29	to	35.51	817	0.07%	0.80% to 1.55%	40.17%	to	41.19%
	2019	26	23.75	to	25.15	626	—%	0.80% to 1.55%	34.64%	to	35.65%
	2018	30	17.64	to	18.54	531	—%	0.80% to 1.55%	(5.11)%	to	(4.38)%
Invesco V.I. Government Securities Fund
	2022	3	14.16	to	16.88	46	1.99%	0.80% to 1.55%	(11.72)%	to	(11.02)%
	2021	3	16.04	to	18.97	55	2.03%	0.80% to 1.55%	(3.78)%	to	(3.07)%
	2020	5	16.67	to	19.57	88	2.43%	0.80% to 1.55%	4.65%	to	5.44%
	2019	5	15.93	to	18.56	85	2.13%	0.80% to 1.55%	4.46%	to	5.22%
	2018	7	15.25	to	17.64	113	2.13%	0.80% to 1.55%	(0.97)%	to	(0.23)%
PIMCO VIT Long-Term U.S. Government Portfolio
	2022	16	22.74	to	27.11	375	2.03%	0.80% to 1.55%	(29.99)%	to	(29.44)%
	2021	17	32.48	to	38.42	595	1.57%	0.80% to 1.55%	(6.26)%	to	(5.56)%
	2020	17	34.65	to	40.68	636	1.69%	0.80% to 1.55%	15.58%	to	16.46%
	2019	18	29.98	to	34.93	575	2.08%	0.80% to 1.55%	11.62%	to	12.42%
	2018	21	26.86	to	31.07	599	2.40%	0.80% to 1.55%	(3.90)%	to	(3.18)%

14

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

Subaccount	Year	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
Non-Affiliated Initial Class:
MFS Growth Fund
	2022	20	$33.90	to	$40.41	$696	—%	0.80% to 1.55%	(32.70)%	to	(32.19)%
	2021	21	50.37	to	59.59	1,132	—%	0.80% to 1.55%	21.61%	to	22.54%
	2020	25	41.42	to	48.63	1,090	—%	0.80% to 1.55%	29.84%	to	30.83%
	2019	26	31.90	to	37.17	859	—%	0.80% to 1.55%	36.03%	to	37.06%
	2018	29	23.45	to	27.12	699	0.09%	0.80% to 1.55%	1.08%	to	1.84%
MFS Investors Trust Fund
	2022	14	28.26	to	33.69	419	0.67%	0.80% to 1.55%	(17.78)%	to	(17.14)%
	2021	17	34.37	to	40.66	619	0.58%	0.80% to 1.55%	24.85%	to	25.80%
	2020	22	27.53	to	32.32	632	0.64%	0.80% to 1.55%	12.09%	to	12.93%
	2019	22	24.56	to	28.62	572	0.68%	0.80% to 1.55%	29.60%	to	30.57%
	2018	28	18.95	to	21.92	543	0.61%	0.80% to 1.55%	(6.97)%	to	(6.24)%
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund
	2022	25	9.35	to	9.91	241	1.25%	0.80% to 1.55%	(0.32)%	to	0.51%
	2021	28	9.38	to	9.86	265	0.01%	0.80% to 1.55%	(1.57)%	to	(0.80)%
	2020	37	9.53	to	9.94	359	0.25%	0.80% to 1.55%	(1.24)%	to	(0.60)%
	2019	40	9.65	to	10.00	393	1.82%	0.80% to 1.55%	0.21%	to	1.01%
	2018	56	9.63	to	9.90	538	1.41%	0.80% to 1.55%	(0.10)%	to	0.61%
Non-Affiliated Class 1B:
Putnam VT International Equity Fund
	2022	44	21.06	to	24.38	974	1.57%	0.80% to 1.55%	(16.10)%	to	(15.46)%
	2021	47	25.10	to	28.84	1,226	1.22%	0.80% to 1.55%	7.13%	to	7.97%
	2020	55	23.43	to	26.71	1,344	1.61%	0.80% to 1.55%	10.36%	to	11.20%
	2019	55	21.23	to	24.02	1,209	1.41%	0.80% to 1.55%	23.29%	to	24.13%
	2018	62	17.22	to	19.35	1,114	1.39%	0.80% to 1.55%	(20.39)%	to	(19.74)%
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund
	2022	10	27.79	to	32.89	294	1.28%	0.80% to 1.55%	(19.61)%	to	(18.99)%
	2021	10	34.57	to	40.60	355	1.39%	0.80% to 1.55%	26.40%	to	27.35%
	2020	12	27.35	to	31.88	357	1.66%	0.80% to 1.55%	16.28%	to	17.16%
	2019	13	23.52	to	27.21	314	2.03%	0.80% to 1.55%	29.16%	to	30.13%
	2018	14	18.21	to	20.91	270	1.69%	0.80% to 1.55%	(6.09)%	to	(5.38)%

15

STATUTORY-BASIS FINANCIAL STATEMENTS

Western-Southern Life Assurance Company
Years Ended December 31, 2022, 2021 and 2020
With Report of Independent Auditors

Western-Southern Life Assurance Company

Statutory-Basis Financial Statements and Supplementary Information

Years Ended December 31, 2022, 2021 and 2020

Report of Independent Auditors
The Board of Directors
Western-Southern Life Assurance Company
Opinion
We have audited the statutory-basis financial statements of Western-Southern Life Assurance Company (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2021, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for the three years ended December 31, 2021, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for the three years ended December 31, 2021.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described
1

in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
2

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Ernst & Young LLP
April 18, 2022
3

Western-Southern Life Assurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2022	2021
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$17,777,133	$14,083,493
Preferred and common stocks	938,594	946,986
Investment in common stock of subsidiaries	2,809	2,920
Mortgage loans	3,760,559	2,782,942
Policy loans	23,350	24,926
Cash, cash equivalents and short-term investments	523,330	326,300
Receivable for securities	7,093	6,726
Derivatives	794	34
Securities lending reinvested collateral assets	45,424	22,039
Other invested assets	463,657	428,043
Total cash and invested assets	23,542,743	18,624,409

Investment income due and accrued	153,885	107,563
Premiums deferred and uncollected	19,085	20,291
Net deferred income tax asset	199,420	87,245
Other admitted assets	19,065	17,161
Separate account assets	1,429,234	680,896
Total admitted assets	$25,363,432	$19,537,565

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$19,394,847	$14,756,868
Liability for deposit-type contracts	1,807,934	1,765,081
Policy and contract claims	20,615	26,380
Premiums received in advance	137	151
Total policy and contract liabilities	21,223,533	16,548,480

General expense due and accrued	237	160
Current federal income taxes payable to parent	4,560	12,641
Transfer to (from) separate accounts due and accrued, net	(8,522)	(10,804)
Asset valuation reserve	367,953	362,714
Interest maintenance reserve	308	17,011
Other liabilities	95,618	86,398
Derivatives	834	—
Payable for securities lending	472,454	300,773
Separate account liabilities	1,429,234	680,896
Total liabilities	23,586,209	17,998,269

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 2,500 shares	2,500	2,500
Paid-in surplus	1,397,408	1,077,408
Accumulated surplus	377,315	459,388
Total capital and surplus	1,777,223	1,539,296
Total liabilities and capital and surplus	$25,363,432	$19,537,565
See accompanying notes.
4

Western-Southern Life Assurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2022	2021	2020
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$6,660,230	$2,988,200	$2,878,572
Net investment income	856,014	670,539	604,838
Considerations for supplementary contracts with life contingencies	600	851	1,197
Amortization of the interest maintenance reserve	(753)	984	(1,355)
Fees from management of separate accounts	879	971	915
Other revenues	1,355	1,766	1,934
Total premiums and other revenues	7,518,325	3,663,311	3,486,101

Benefits paid or provided:
Death benefits	133,355	152,078	138,334
Annuity benefits	488,520	451,745	420,518
Disability and accident and health benefits	1,814	1,966	2,092
Surrender benefits	1,222,883	743,147	504,580
Payments on supplementary contracts with life contingencies	2,788	2,926	3,251
Other benefits	2,402	2,115	1,767
Increase (decrease) in policy reserves and other policyholders’ funds	4,679,285	1,667,560	1,830,419
Total benefits paid or provided	6,531,047	3,021,537	2,900,961

Insurance expenses and other deductions:
Commissions	143,851	69,269	74,708
General expenses	124,604	117,226	113,071
Net transfers to (from) separate accounts	721,683	295,924	256,034
Other deductions	13,980	5,589	6,645
Total insurance expenses and other deductions	1,004,118	488,008	450,458

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	(16,840)	153,766	134,682
Federal income tax expense (benefit), excluding tax on capital gains	65,520	42,131	41,794
Gain (loss) from operations before net realized capital gains (losses)	(82,360)	111,635	92,888
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(2,189)	6,786	(10,628)
Net income (loss)	$(84,549)	$118,421	$82,260
See accompanying notes.
5

Western-Southern Life Assurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2020	$2,500	$827,408	$238,822	$1,068,730
Net income (loss)	—	—	82,260	82,260
Change in net deferred income tax	—	—	29,457	29,457
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $18,678)	—	—	64,340	64,340
Net change in nonadmitted assets and related items	—	—	7,453	7,453
Change in asset valuation reserve	—	—	(59,071)	(59,071)
Change in valuation basis	—	—	3,632	3,632
Balance, December 31, 2020	2,500	827,408	366,893	1,196,801
Net income (loss)	—	—	118,421	118,421
Change in net deferred income tax	—	—	30,146	30,146
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $19,201)	—	—	106,696	106,696
Net change in nonadmitted assets and related items	—	—	(72,985)	(72,985)
Change in asset valuation reserve	—	—	(88,176)	(88,176)
Change in valuation basis	—	—	(566)	(566)
Change in surplus in separate accounts	—	—	(1,041)	(1,041)
Capital contribution	—	250,000	—	250,000
Balance, December 31, 2021	2,500	1,077,408	459,388	1,539,296
Net income (loss)	—	—	(84,549)	(84,549)
Change in net deferred income tax	—	—	88,826	88,826
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($18,180))	—	—	(68,473)	(68,473)
Net change in nonadmitted assets and related items	—	—	(11,700)	(11,700)
Change in asset valuation reserve	—	—	(5,239)	(5,239)
Change in surplus in separate accounts	—	—	(938)	(938)
Capital contribution	—	320,000	—	320,000
Balance, December 31, 2022	$2,500	$1,397,408	$377,315	$1,777,223
See accompanying notes.
6

Western-Southern Life Assurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2022	2021	2020
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$6,666,375	$2,990,060	$2,879,205
Net investment income received	845,843	686,190	637,883
Benefits paid	(1,902,612)	(1,367,531)	(1,080,232)
Net transfers from (to) separate accounts	(720,340)	(299,688)	(263,916)
Commissions and expense paid	(279,084)	(190,331)	(194,696)
Federal income taxes recovered (paid)	(75,994)	(61,237)	(15,828)
Other, net	4,512	2,474	930
Net cash from (for) operations	4,538,700	1,759,937	1,963,346

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	3,190,392	2,857,435	2,611,292
Preferred and common stocks	129,449	124,357	136,161
Mortgage loans	339,535	84,482	89,746
Other invested assets	17,368	53,872	35,772
Net gains (losses) on cash, cash equivalents and short-term investments	5	(25)	(10)
Miscellaneous proceeds	802	57,250	—
Net proceeds from investments sold, matured or repaid	3,677,551	3,177,371	2,872,961

Cost of investments acquired:
Debt securities	(6,984,854)	(3,990,181)	(3,817,797)
Preferred and common stocks	(177,238)	(268,344)	(290,861)
Mortgage loans	(1,316,726)	(903,416)	(659,850)
Real estate	—	—	—
Other invested assets	(55,902)	(78,842)	(73,795)
Miscellaneous applications	(26,125)	(30,664)	(146,439)
Total cost of investments acquired	(8,560,845)	(5,271,447)	(4,988,742)

Net change in policy and other loans	1,576	2,289	2,404
Net cash from (for) investments	(4,881,718)	(2,091,787)	(2,113,377)

Financing and miscellaneous activities
Capital and paid in surplus, less treasury stock	320,000	250,000	—
Net deposits on deposit-type contract funds and other insurance liabilities	42,853	187,066	(53,063)
Other cash provided (applied)	177,195	(54,930)	59,353
Net cash from (for) financing and miscellaneous sources	540,048	382,136	6,290

Net change in cash, cash equivalents and short-term investments	197,030	50,286	(143,741)
Cash, cash equivalents and short-term investments:
Beginning of year	326,300	276,014	419,755
End of year	$523,330	$326,300	$276,014

See accompanying notes.
7

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

1. Nature of Operations and Significant Accounting Policies
Western-Southern Life Assurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a stock life insurance company. The Company is domiciled in Ohio.
The Company offers individual annuities and interest-sensitive life insurance products through Western and Southern agents and various financial institutions. The Company is licensed in 49 states and the District of Columbia. For the year ended December 31, 2022, approximately 40.9% of the gross premiums and annuity considerations for the Company were derived from California, Florida, Massachusetts, Ohio, and Texas.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
8

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP.
9

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy
10

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Statutory accounting contains specific criteria related to risk transfer that must be met in order to qualify for reinsurance accounting. Under GAAP, the risk transfer criteria is less specific and focuses on whether or not the agreement exposes the company to the reasonable possibility of incurring a significant loss from the assumed insurance risk. Consequently, certain reinsurance contracts may qualify for reinsurance accounting for statutory purposes while not qualifying under GAAP. To the extent an agreement does not qualify for reinsurance accounting, deposit accounting is used.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities that meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.
11

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $3,084.8 million and $2,527.6 million as of December 31, 2022 and 2021, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB), collateral held in relation to the Company's securities lending program, and FHLB stock. These restricted assets are discussed in more detail in their relevant sections.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2022 and 2021, the Company owned $92.9 million and $90.2 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
12

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.
Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realized value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
13

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Policy Reserves
Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis, which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.
Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2022	2021
Life Insurance:
1958 Commissioners Standard Ordinary (CSO), 2-1/2% - 4-1/2%	1.2%	1.7%
1980 CSO, 4% - 6%	1.5	2.1
2001 CSO, 3-1/2% - 4-1/2%	5.0	6.3
2017 CSO, 3-1/2%	2.4	3.0
Annuities:
Various, 2-1/4% - 8-1/4%	89.7	86.6
Supplemental benefits:
Various, 2-1/2% - 6%	0.2	0.3
	100.0%	100.0%
14

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
As of December 31, 2022 and 2021, reserves of $6.8 million and $8.2 million respectively, were recorded on in-force amounts of $645.8 million and $771.0 million respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The Company's variable annuities are reserved under VM-21. Policies reserved under VM-21 are based on principle-based policyholder and asset assumptions with margins and floored at cash values.
Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2022 and 2021. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
15

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2022, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $460.1 million. At December 31, 2021, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $293.9 million. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2022 and 2021, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $424.2 million and $277.9 million at December 31, 2022 and 2021, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2022 and 2021, collateral managed by an unaffiliated agent, which approximated $45.4 million and $22.0 million, respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2022, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2022 and 2021, the fair value of the total collateral is $469.6 million and $299.9 million, respectively.
16

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The aggregate collateral broken out by maturity date is as follows at December 31, 2022:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	190,406	190,385
31 to 60 days	43,501	43,456
61 to 90 days	36,135	36,013
91 to 120 days	13,360	13,354
121 to 180 days	14,485	14,411
181 to 365 days	25,700	25,701
1 to 2 years	2,984	2,984
2 to 3 years	1,848	1,848
Greater than 3 years	141,471	141,471
Total collateral	$469,890	$469,623
At December 31, 2022, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $472.5 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for group variable universal life, nonguaranteed variable annuity contracts, and guaranteed market value adjustment annuity contracts. Assets held in the separate account supporting variable annuities and group variable universal life are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. These separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.
17

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. The Company will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Accounting Changes
The Company had no material accounting changes in 2022 or 2021.
Effective January 1, 2020, the Company updated its valuation methodologies on certain pension risk transfer reserves. This resulted in a change of statutory reserve valuation that is required to be recorded directly to surplus rather than as a part of the reserve change recognized in the statements of operations. The Company has recorded $3.6 million as an increase to surplus as a result of the change in valuation bases through the Change in Reserve on Account of Change in Valuation Basis line on the Statements of Changes in Capital and Surplus.
Risks and Uncertainties
The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities. The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Company; and disruptions of product marketing and sales efforts. The Company has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 17, 2023.
Note 4 describes an event that occurred subsequent to the December 31, 2022, financial statement date; the Company paid an ordinary dividend to Western and Southern.
18

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$98,675	$—	$(2,320)	$96,355
Debt securities issued by states of the U.S. and political subdivisions of the states	49,867	175	(4,827)	45,215
Non-U.S. government securities	170,772	1,171	(27,577)	144,366
Corporate securities	8,763,028	33,110	(760,308)	8,035,830
Commercial mortgage-backed securities	3,015,111	1,845	(221,906)	2,795,050
Residential mortgage-backed securities	1,664,885	11,612	(174,804)	1,501,693
Asset-backed securities	4,014,795	2,297	(327,821)	3,689,271
Total	$17,777,133	$50,210	$(1,519,563)	$16,307,780

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$68,485	$191	$(188)	$68,488
Debt securities issued by states of the U.S. and political subdivisions of the states	57,198	7,343	(29)	64,512
Non-U.S. government securities	227,765	13,080	(4,689)	236,156
Corporate securities	7,729,000	633,586	(19,947)	8,342,639
Commercial mortgage-backed securities	2,087,149	35,014	(16,682)	2,105,481
Residential mortgage-backed securities	1,160,327	37,060	(6,905)	1,190,482
Asset-backed securities	2,753,569	43,717	(7,689)	2,789,597
Total	$14,083,493	$769,991	$(56,129)	$14,797,355
At December 31, 2022 and 2021, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $2,112.3 million and $1,570.6 million, respectively, and an aggregate fair value of $1,898.7 million and $1,608.0 million, respectively. As of December 31, 2022
19

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

and 2021, such holdings amounted to 11.9% and 11.2%, respectively, of the Company’s investments in debt securities and 8.3% and 8.0%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
Unrealized gains and losses on investments in unaffiliated common stocks, and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
Preferred stocks	$33,899	$0	$(7,677)	$26,222

Common stocks, unaffiliated	$614,910	$258,824	$(21,276)	$852,458
Common stocks, mutual funds	70,090	—	(10,176)	59,914
Common stocks, subsidiaries	13,202	—	(10,393)	2,809
	$698,202	$258,824	$(41,845)	$915,181

At December 31, 2021:
Preferred stocks	$35,000	$1,844	$—	$36,844

Common stocks, unaffiliated	$506,745	$271,783	$(4,514)	$774,014
Common stocks, mutual funds	116,696	19,432	—	136,128
Common stocks, subsidiaries	11,401	—	(8,481)	2,920
	$634,842	$291,215	$(12,995)	$913,062
20

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months			Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses		Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(1,446)		$19,082	$(874)	$7,610
Debt securities issued by states of the U.S. and political subdivisions of the states	(4,827)		36,698	—	—
Non-U.S. government securities	(11,129)		67,068	(16,448)	43,960
Corporate securities	(620,124)		6,157,732	(140,184)	600,927
Commercial mortgage-backed securities(1)	(139,321)		1,975,520	(82,585)	741,842
Residential mortgage-backed securities(1)	(118,209)		1,116,668	(56,595)	285,964
Asset-backed securities(1)	(257,868)		2,858,951	(69,953)	692,190
Total	$(1,152,924)		$12,231,719	$(366,639)	$2,372,493

Preferred stocks	$(7,677)		$26,221	$—	$—
Common stocks, unaffiliated	$(21,276)		$112,681	$—	$—
Common stocks, mutual funds	(10,176)		59,914	—	—
Total	$(31,452)	$0	$172,595	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
21

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(172)	$24,331	$(16)	$540
Debt securities issued by states of the U.S. and political subdivisions of the states	(29)	4,801	—	—
Non-U.S. government securities	(4,689)	58,802	—	—
Corporate securities	(16,021)	851,920	(3,926)	55,971
Commercial mortgage-backed securities(1)	(13,251)	1,009,531	(3,431)	70,776
Residential mortgage-backed securities(1)	(6,311)	391,218	(594)	15,488
Asset-backed securities(1)	(7,165)	1,034,429	(524)	115,741
Total	$(47,638)	$3,375,032	$(8,491)	$258,516

Preferred stocks	$—	$—	$—	$—
Common stocks, unaffiliated	$(4,514)	$46,757	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2022 and 2021, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, and residential mortgage-backed securities. The aggregated unrealized loss is approximately 9.5% and 1.6% of the carrying value of securities considered temporarily impaired at December 31, 2022 and 2021, respectively. At December 31, 2022, there were a total of 2,408 securities held that are considered temporarily impaired, 370 of which have been impaired for 12 months or longer. At December 31, 2021, there were a total of 567 securities held that are considered temporarily impaired, 82 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $13.0 million, $6.8 million, and $23.8 million for the years ended December 31, 2022, 2021 and 2020, respectively.
22

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The following is a list of each loan-backed security held at December 31, 2022, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2022, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2022:

059469-AF-3	$465	$446	$19	$446	$406	6/30/2022
225470-M6-7	1,205	1,174	31	1,174	1,144	6/30/2022
61749W-AK-3	770	755	15	755	753	6/30/2022
12628L-AJ-9	1,049	981	68	981	981	9/30/2022
02660T-ER-0	141	140	1	140	128	12/31/2022
12628K-AF-9	1,636	1,600	36	1,600	1,542	12/31/2022
12667G-AH-6	1,188	1,186	2	1,186	1,112	12/31/2022
61752R-AL-6	614	587	27	587	579	12/31/2022
Total	XXX	XXX	$199	XXX	XXX	XXX

The Company had no OTTI on loan-backed and structured securities for the year ended December 31, 2022, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

23

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2022, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$233,248	$232,306
After one through five	2,088,780	1,980,806
After five through ten	3,951,016	3,603,162
After ten	2,809,298	2,505,492
Mortgage-backed securities	8,694,791	7,986,014
Total	$17,777,133	$16,307,780
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from sales of investments in debt securities during 2022, 2021, and 2020 were $1,271.3 million, $626.6 million, and $726.1 million; gross gains of $3.9 million, $12.0 million, and $13.7 million and gross losses of $28.6 million, $1.5 million, and $17.1 million were realized on these sales, respectively.
Proceeds from sales of investments in equity securities during 2022, 2021, and 2020 were $114.7 million, $120.0 million, and $124.2 million; gross gains of $23.1 million, $27.9 million, and $27.3 million and gross losses of $4.6 million, $2.9 million, and $6.5 million were realized on these sales, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2022	2021	2020
	(In Thousands)

Realized capital gains (losses)	$(17,252)	$31,406	$(8,336)
Less amount transferred to (from) IMR (net of related taxes (benefits) of $(4,640) in 2022, $2,908 in 2021, and $(203) in 2020)	(17,456)	10,938	(764)
Less federal income tax expense (benefit) of realized capital gains(losses)	2,393	13,682	3,056
Net realized capital gains (losses)	$(2,189)	$6,786	$(10,628)

24

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Net investment income was generated from the following for the years ended December 31:

	2022	2021	2020
	(In Thousands)

Debt securities	$653,795	$505,030	$490,732
Equity securities	48,629	34,844	45,439
Mortgage loans	140,529	85,636	66,592
Policy loans	1,758	1,931	2,093
Cash, cash equivalents and short-term investments	5,065	1,162	2,527
Other invested assets	17,313	50,788	4,305
Other	3,327	1,695	2,134
Gross investment income	870,416	681,086	613,822
Investment expenses	14,402	10,547	8,984
Net investment income	$856,014	$670,539	$604,838
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2022, 52.0% of such mortgages, or $1,870.7 million, involved properties located in Florida, Indiana, Ohio, and Texas. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $132.1 million. During 2022, the respective minimum and maximum lending rates for mortgage loans issued were 3.35% and 5.30%. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2022, the Company did not reduce interest rates on any outstanding mortgages.
The Company utilizes loan-to-value and debt-service coverage ratios as credit quality indicators for its commercial mortgage loans. The Company updates and analyzes these indicators at least annually. 93.32% of the Company’s mortgage loans were less than 75% loan-to-value and the total portfolio’s debt-service coverage ratio was 1.94 at December 31, 2022, based on the most recent data available.

25

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include investment grade municipal, corporate bonds, and surplus notes within the Company's separate account, preferred stock, stock warrants, interest rate swaps, to be announced (TBA) forward contracts, industrial and miscellaneous bonds, foreign government bonds, and initially rated NAIC 6 residential mortgage-backed securities representing senior and subordinated tranches in securitization trusts containing residential mortgage loans. The fair values of these instruments are determined through the use of third-party pricing services or models utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company does not have any significant assets or liabilities carried at fair value that meet the definition of Level 3.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
26

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of preferred stock included in Level 3 has been determined by either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Derivative Instruments
The fair values of free-standing derivative instruments, primarily interest rate swaps, TBA forward contracts, and stock warrants, are determined through the use of third-party pricing services or models utilizing market observable inputs.
27

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures and fixed income residual tranches for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, surplus notes, and mutual funds. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Cash Collateral Payable
The payable represents the obligation to return cash collateral the Company has received relating to derivative instruments. The fair value is based upon the stated amount.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.
28

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.
29

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2022
Assets:
Bonds, industrial and misc.	$112	$—	$112	$—
Bonds, foreign government	155	—	155	—
Residential mortgage-backed securities	454	—	454	—
Bonds, exchange traded funds	6,722	6,722	—	—
Common stocks, unaffiliated	759,509	759,509	—	—
Common stocks, mutual funds	59,914	59,914	—	—
Preferred stock	26,222	—	26,222	—
Derivative assets	794	—	794	—
Separate account assets*	64,724	17,122	47,602	—
Total assets	$918,606	$843,267	$75,339	$—

Liabilities:
Derivative liabilities	$(834)	$—	$(834)	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2021
Assets:
Residential mortgage-backed securities	$623	$—	$623	$—
Bonds, exchange traded funds	58,101	58,101	—	—
Common stocks, unaffiliated	683,829	683,829	—	—
Common stocks, mutual funds	136,128	136,128	—	—
Preferred stock	36,844	—	36,844	—
Derivative assets	34	—	34	—
Separate account assets*	91,878	40,839	51,039	—
Total assets	$1,007,437	$918,897	$88,540	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of Bond ETF's, where fair value is utilized, and securities rated NAIC 6 where the security’s fair value is below amortized cost.
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2022 and 2021.

30

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2022
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Bonds	$17,777,133	$16,307,780	$33,414	$15,749,601	$524,765
Common stock:
Unaffiliated**	852,458	852,458	852,458	—	—
Mutual funds	59,914	59,914	59,914	—	—
Preferred stock	26,222	26,222	—	26,222	—
Mortgage loans	3,760,559	3,511,563	—	—	3,511,563
Cash, cash equivalents and short-term investments	523,330	523,507	523,507	—	—
Other invested assets:
Surplus notes	46,835	45,291	—	45,291	—
Fixed income residual tranche	9,665	10,689	—	—	10,689
Securities lending reinvested collateral assets	45,424	45,424	45,424	—	—
Derivative assets	794	794	—	794	—
Separate account assets	1,429,234	1,331,610	31,191	1,277,647	22,772

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(14,376,678)	$(13,922,842)	$—	$—	$(13,922,842)
Derivative liabilities	(834)	(834)	—	(834)	—
Cash collateral payable	(51)	(51)	—	(51)	—
Securities lending liability	(472,454)	(472,454)	—	(472,454)	—
Separate account liabilities*	(1,355,654)	(1,317,136)	—	—	(1,317,136)

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
31

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	December 31, 2021
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Bonds	$14,083,493	$14,797,355	$87,047	$14,535,436	$174,872
Common stock:
Unaffiliated**	774,014	774,014	774,014	—	—
Mutual funds	136,128	136,128	136,128	—	—
Preferred stock	36,844	36,844	—	36,844	—
Mortgage loans	2,782,942	2,855,306	—	—	2,855,306
Cash, cash equivalents and short-term investments	326,300	326,315	326,315	—	—
Other invested assets, surplus notes	46,931	60,330	—	60,330	—
Securities lending reinvested collateral assets	22,039	22,039	22,039	—	—
Derivative assets	34	34	—	34	—
Separate account assets	680,896	687,182	80,793	606,389	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(10,824,453)	$(11,511,062)	$—	$—	$(11,511,062)
Securities lending liability	(300,773)	(300,773)	—	(300,773)	—
Separate account liabilities*	(592,738)	(647,150)	—	—	(647,150)

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
32

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

4. Related-Party Transactions
The Company received payments of principal and interest under mortgage financing arrangements in the amount of $9.9 million, $32.1 million, and $8.6 million in 2022, 2021 and 2020, respectively, on behalf of certain partnerships in which Western and Southern has an equity interest. The principal balance of the mortgage financing arrangements was $132.1 million and $136.6 million at December 31, 2022 and 2021, respectively.
In March 2023, the Company paid a $150.0 million ordinary dividend to Western and Southern which was referenced in Note 1, Subsequent Events. The dividend was in the form of cash.
In December 2022, the Company received a capital contribution of $320.0 million from Western and Southern. The contribution was in the form of cash.
In December 2021, the Company received a capital contribution of $250.0 million from Western and Southern. The contribution was in the form of cash.
In September 2020, the Company entered into a Pension Risk Transfer agreement with Western and Southern, to transfer risk and administration costs associated with Western and Southern's pension benefit obligations in the amount of $38.7 million.
At December 31, 2022 and 2021, the Company had $192.6 million and $219.4 million respectively, invested in various private debt funds managed by Fort Washington Investment Advisors, Inc., an indirect subsidiary of Western and Southern.
The Company did not have any amounts receivable from parent, subsidiaries and affiliates as of December 31, 2022 or 2021. The Company had $18.0 million and $17.0 million payable to parent, subsidiaries and affiliates as of December 31, 2022 and 2021, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.

5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

33

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2022	2021	2020
	(In Thousands)

Direct premiums	$6,690,247	$3,012,666	$2,904,287
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	—	—	0
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(30,017)	(24,466)	(25,715)
Net premiums	$6,660,230	$2,988,200	$2,878,572

The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2022	2021	2020
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	30,444	21,540	21,167
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	28,101	28,970	30,760
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	6,388	2,328	2,979

In 2022, 2021 and 2020, the Company did not commute any ceded reinsurance.
At December 31, 2022, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. At December 31, 2022, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
34

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The Company has certain reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement under certain conditions. In addition, these reinsurance agreements reinsure contracts that had existing reserves as of the effective date of the agreements. There are no reinsurance credits associated with these agreements, and there would be no reduction in surplus if these reinsurance agreements were cancelled.
There would be no reduction in surplus at December 31, 2022, if all reinsurance agreements were cancelled.

6. Federal Income Taxes
The Company is included in the consolidated federal income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $(4.6) million and $(12.6) million as of December 31, 2022 and 2021, respectively. The tax years 2014 through 2021 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2022, in the event of future net losses is $0.0 million, $15.6 million, and $1.5 million from 2022, 2021 and 2020, respectively.
The components of net deferred tax asset (liability) at December 31 are as follows:

		12/31/2022
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$255,626	$21,695	$277,321
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	255,626	21,695	277,321
(d)	Deferred tax assets nonadmitted	3,570	—	3,570
(e)	Subtotal net admitted deferred tax assets (c – d)	252,056	21,695	273,751
(f)	Deferred tax liabilities	21,991	52,340	74,331
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$230,065	$(30,645)	$199,420
35

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		12/31/2021
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$168,817	$11,453	$180,270
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	168,817	11,453	180,270
(d)	Deferred tax assets nonadmitted	8,740	—	8,740
(e)	Subtotal net admitted deferred tax assets (c – d)	160,077	11,453	171,530
(f)	Deferred tax liabilities	17,530	66,755	84,285
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$142,547	$(55,302)	$87,245

		Change
		(In Thousands)
		(7)	(8)	(9)
				7+8
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$86,809	$10,242	$97,051
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	86,809	10,242	97,051
(d)	Deferred tax assets nonadmitted	(5,170)	—	(5,170)
(e)	Subtotal net admitted deferred tax assets (c – d)	91,979	10,242	102,221
(f)	Deferred tax liabilities	4,461	(14,415)	(9,954)
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$87,518	$24,657	$112,175

		12/31/2022
		(In Thousands)
		(7)	(8)	(9)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$16,258	$16,258
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	177,726	5,437	183,163
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	177,726	5,437	183,163
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	251,452
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	74,330	—	74,330
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$252,056	$21,695	$273,751
36

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		12/31/2021
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$11,453	$11,453
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	75,792	—	75,792
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	75,792	—	75,792
	2. Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	223,405
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	84,285	—	84,285
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$160,077	$11,453	$171,530

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$4,805	$4,805
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	101,934	5,437	107,371
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	101,934	5,437	107,371
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	28,047
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(9,955)	—	(9,955)
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$91,979	$10,242	$102,221

		2022	2021

(a)	Ratio percentage used to determine recovery period and threshold limitation amount	581%	704%
37

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		12/31/2022
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$255,626	$21,695
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	26.23%	7.82%
(c)	Net admitted adjusted gross DTAs amount	$252,056	$21,695
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	26.58%	7.92%

		12/31/2021
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$168,817	$11,453
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	12.83%	6.35%
(c)	Net admitted adjusted gross DTAs amount	$160,077	$11,453
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	13.48%	6.68%

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$86,809	$10,242
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	13.40%	1.47%
(c)	Net admitted adjusted gross DTAs amount	$91,979	$10,242
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	13.10%	1.24%
The Company's tax planning strategies include the use of reinsurance.

38

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Current income taxes incurred consist of the following major components:

			12/31/2022	12/31/2021	12/31/2020
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$65,520	$42,103	$41,794
	(b)	Foreign	—	28	—
	(c)	Subtotal	65,520	42,131	41,794
	(d)	Federal income tax on net capital gains	2,393	13,682	3,056
	(e)	Utilization of capital loss carryforwards			—
	(f)	Other			—
	(g)	Federal and foreign income taxes incurred	$67,913	$55,813	$44,850

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2022	12/31/2021	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	214,202	131,758	82,444
		(4) Investments	831	1,841	(1,010)
		(5) Deferred acquisition costs	39,182	33,799	5,383
		(6) Policyholder dividends accrual	—	—	—
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	—	—	—
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	1,060	1,068	(8)
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	351	351	—
		(99) Subtotal	255,626	168,817	86,809
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	3,570	8,740	(5,170)
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	252,056	160,077	91,979
	(e)	Capital			—
		(1) Investments	21,695	11,453	10,242
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	21,695	11,453	10,242
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	21,695	11,453	10,242
	(i)	Admitted deferred tax assets (2d + 2h)	$273,751	$171,530	$102,221
39

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2022	12/31/2021	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$10,958	$2,985	$7,973
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	4,050	4,129	(79)
		(4) Policyholder reserves	6,953	10,402	(3,449)
		(5) Other	30	14	16
		(99) Subtotal	21,991	17,530	4,461
	(b)	Capital
		(1) Investments	52,340	66,755	(14,415)
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	52,340	66,755	(14,415)
	(c)	Deferred tax liabilities (3a99 + 3b99)	$74,331	$84,285	$(9,954)
(4)	Net deferred tax assets/liabilities (2i - 3c)		$199,420	$87,245	$112,175
Among the more significant book-to-tax adjustments were the following:

	12/31/2022	Effective Tax Rate	12/31/2021	Effective Tax Rate	12/31/2020	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$(7,159)	21.00%	$38,886	21.00%	$26,693	21.00%
Dividend received deduction	(6,054)	17.76	(4,431)	(2.39)	(7,153)	(5.63)
Tax credits	(2,314)	6.79	(1,296)	(0.70)	(3,702)	(2.91)
Other invested assets and nonadmitted change	(5,824)	17.07	(6,851)	(3.70)	78	0.06
IRS interest & audit adjustments	—	—	—	—	(19)	(0.01)
Other	438	(1.28)	(641)	(0.35)	(504)	(0.40)
Total statutory income taxes	$(20,913)	61.34%	$25,667	13.86%	$15,393	12.11%

Federal and foreign taxes incurred	$67,913	(199.21)%	$55,813	30.14%	$44,850	35.28%
Change in net deferred income taxes	(88,826)	260.55	(30,146)	(16.28)	(29,457)	(23.17)
Total statutory income taxes	$(20,913)	61.34%	$25,667	13.86%	$15,393	12.11%

40

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

At December 31, 2022, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted during the reporting period on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and does not expect to be liable for the CAMT in 2023.

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2022 and 2021, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $177.7 million by the end of 2023 without seeking prior regulatory approval based on capital and surplus of $1,777.2 million at December 31, 2022.

8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2022, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2022, the Company has future commitments to provide additional capital contributions of $229.0 million to investments in joint ventures, limited partnerships and limited liability companies. Additionally, the Company has commitments to fund $332.7 million of commercial mortgage loans and $265.5 million of debt capital.
41

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2022, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$8,561,976	$1,355,654	$—	$9,917,630	56.8%
At book value less current surrender charge of 5% or more	62,715	—	—	62,715	0.4
At fair value	—	—	15,618	15,618	0.1
Total with adjustment or at fair value	8,624,691	1,355,654	15,618	9,995,963	57.3
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	3,942,223	—	—	3,942,223	22.6
Not subject to discretionary withdrawal	3,520,500	—	—	3,520,500	20.1
Total individual annuity reserves (before reinsurance)	16,087,414	1,355,654	15,618	17,458,686	100.0%
Reinsurance ceded	—	—	—	—
Net individual annuity reserves	$16,087,414	$1,355,654	$15,618	$17,458,686
Amount subject to greater than a 5% surrender charge that will be subject to minimal or no surrender charge after the statement date	$56,923	$—	$—	$56,923

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$1,328,139	$—	$—	$1,328,139	100.0%
Total group annuity reserves (before reinsurance)	1,328,139	—	—	1,328,139	100.0%
Reinsurance ceded	—	—	—	—
Net group annuity reserves	$1,328,139	$—	$—	$1,328,139

42

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$329,154	$—	$—	$329,154	18.2%
Not subject to discretionary withdrawal	1,478,780	—	—	1,478,780	81.8
Total deposit-type contract liability (before reinsurance)	1,807,934	—	—	1,807,934	100.0%
Reinsurance ceded	—	—	—	—
Total deposit-type contract liability	$1,807,934	$—	$—	$1,807,934

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
43

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

At December 31, 2022, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	432,505	438,048	448,560	—	—	—
Universal life with secondary guarantees	769,292	792,217	1,295,507	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	5,134	5,357	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	49,440	49,440	49,440
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	237,998	XXX	XXX	—
Accidental death benefits	XXX	XXX	288	XXX	XXX	—
Disability - active lives	XXX	XXX	2,104	XXX	XXX	—
Disability - disabled lives	XXX	XXX	12,977	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	1,201,797	1,235,399	2,002,791	49,440	49,440	49,440
Reinsurance ceded	—	—	23,497	—	—	—
Net life reserves	$1,201,797	$1,235,399	$1,979,294	$49,440	$49,440	$49,440

Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $2.35 billion. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts.
44

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

FHLB Capital Stock – General Account:

	December 31
	2022	2021
	(In Thousands)
Membership stock - Class A (not eligible for redemption)	$15,630	$17,043
Membership stock - Class B	—
Activity stock	66,205	66,329
Excess stock	11,114	6,813
Aggregate total	$92,949	$90,185
Actual or estimated borrowing capacity as determined by the insurer	$2,350,000	$2,010,000
Collateral Pledged to FHLB – General Account:

	2022				2021
	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral
	(In Thousands)
Total as of reporting date	$2,339,900	$2,519,348	$1,479,736	XXX	$2,224,805	$2,134,910	$1,487,239	XXX
Maximum during reporting period	$2,567,555	$2,630,446	XXX	$1,551,352	$2,261,221	$2,159,577	XXX	$1,549,471
Borrowing from FHLB - General Account:

	2022			2021
	At Reporting Date	Reserves Established at Reporting Date	Maximum Amount During Period	At Reporting Date	Reserves Established at Reporting Date
	(In Thousands)
Funding agreements	$1,479,736	$1,478,780	$1,518,909	$1,487,239	$1,479,811
Debt	—	XXX	$307,084	—	XXX
Aggregate total	$1,479,736	$1,478,780	$1,825,993	$1,487,239	$1,479,811
The Company does not have any prepayment obligations under these FHLB borrowing arrangements.
45

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments. The guaranteed rate options were sold in a fixed annuity product. These options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity product provides a death benefit equal to the account value.
The Company’s nonguaranteed separate accounts consist of subaccounts available through variable annuities and group variable universal life insurance. The net investment experience of each subaccount is credited directly to the policyholder and can be positive or negative. Variable annuities include guaranteed minimum death benefits that vary by product and include optional death benefits available on some products. The death benefits include the following: account value, return of premium paid, a death benefit that accumulates at a specified interest rate, a death benefit that is adjusted septennially to the current account value, and a death benefit that is adjusted annually to the current account value. The death benefit under the group variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate accounts.
Information regarding the separate accounts of the Company as of and for the year ended December 31, 2022, is as follows:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
	(In Thousands)

Premiums, considerations or deposits	$765,165	$154	$765,319

Reserves for separate accounts with assets at:
Fair value	$—	$65,058	$65,058
Amortized cost	1,355,654	—	1,355,654
Total reserves	$1,355,654	$65,058	$1,420,712

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$1,355,654	$—	$1,355,654
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—
At fair value	—	65,058	65,058
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—
Subtotal	1,355,654	65,058	1,420,712
Not subject to discretionary withdrawal	—	—	—
Total separate accounts reserves	$1,355,654	$65,058	$1,420,712

46

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2022, is presented below:

2022
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$765,319
Transfers from separate accounts	42,708
Net transfers to (from) separate accounts	722,611

Reconciling adjustments:
Policy deductions and other expenses	11
Change in surplus in separate accounts	(938)
Other account adjustments	(1)
Transfers as reported in the Summary of Operations of the Company	$721,683

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2022, were as follows:

	Gross	Net of Loading
	(In Thousands)

Ordinary new business	$931	$16
Ordinary renewal	13,755	19,069
Total	$14,686	$19,085

47

Supplementary Information

48

Place Holder for EY Letter
49

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Investment income earned:
U.S. Government debt securities	$3,449
Other debt securities (unaffiliated)	650,346
Debt securities of affiliates	—
Preferred stocks (unaffiliated)	1,791
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	21,838
Common stocks of affiliates	25,000
Mortgage loans	140,529
Real estate	—
Premium notes, policy loans and liens	1,758
Cash on hand and on deposit	4,393
Short-term investments	672
Other invested assets	17,313
Derivative instruments	—
Aggregate write-ins for investment income	3,327
Gross investment income	$870,416

Real estate owned (book value less encumbrances)	$—

Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	166,336
Commercial mortgages	3,594,223
Mezzanine real estate loan	—
Total mortgage loans	$3,760,559

Mortgage loans by standing (book value):
Good standing	$3,669,701
Good standing with restructured terms	$—
Interest overdue more than 90 days, not in foreclosure	$52,611
Foreclosure in process	$38,247

Other long-term assets (statement value)	$463,657
Collateral loans	$23,350

Debt securities and stocks of parents, subsidiaries and affiliates (book value):
Debt securities	$—
Preferred stocks	$—
Common stocks	$2,809

50

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Debt securities and short-term investments by NAIC designation and maturity:
Debt securities by maturity (statement value):
Due within one year or less	$1,556,085
Over 1 year through 5 years	7,092,488
Over 5 years through 10 years	6,503,106
Over 10 years through 20 years	1,953,336
Over 20 years	1,186,136
No maturity date	6,722
Total by maturity	$18,297,873

Debt securities and short-term investments by NAIC designation (statement value):
NAIC 1	$10,126,153
NAIC 2	6,059,432
NAIC 3	1,504,400
NAIC 4	508,555
NAIC 5	98,521
NAIC 6	812
Total by NAIC designation	$18,297,873
Total debt securities publicly traded	$7,343,671
Total debt securities privately placed	$10,954,202

Preferred stocks (statement value)	$26,222
Common stocks (market value)	$915,181
Short-term investments (book value)	$28,750
Securities lending reinvested collateral assets (book value)	$45,424
Options, caps and floors owned (statement value)	$—
Options, caps and floors written and in-force (statement value)	$—
Collar, swap and forward agreements open (statement value)	$(40)
Futures contracts open (current value)	$—
Cash on deposit (book overdraft)	$(25,467)

Life insurance in-force:
Industrial	$—
Ordinary	$11,223,615
Credit life	$—
Group life	$121,057

Amount of accidental death insurance in-force under ordinary policies	$525,775

51

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Life insurance policies with disability provisions in-force:
Industrial	$—
Ordinary	$2,099,607
Credit life	$—
Group life	$—

Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$1,984
Amount of income payable	$6,634
Ordinary – involving life contingencies:
Amount of income payable	$2,386
Group – not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Group – involving life contingencies:
Amount of income payable	$—

Annuities:
Ordinary:
Immediate–amount of income payable	$265,837
Deferred–fully paid–account balance	$14,008,135
Deferred–not fully paid–account balance	$—
Group:
Amount of income payable	$109,833
Fully paid–account balance	$—
Not fully paid–account balance	$—

Accident and health insurance – premiums in-force:
Ordinary	$—
Group	$—
Credit	$—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$1,478,799
Dividend accumulations – account balance	$—

52

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Claim payments 2022:
Group accident and health:
2022	$—
2021	$—
2020	$—
2019	$—
2018	$—
Prior	$—
Other accident and health:
2022	$—
2021	$—
2020	$—
2019	$—
2018	$—
Prior	$—
Other coverages that use developmental methods to calculate claims reserves:
2022	$—
2021	$—
2020	$—
2019	$—
2018	$—
Prior	$—

53

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH -SIS
54

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI
55

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI
56

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI
57

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI
58

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI
59

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI
60

Western-Southern Life Assurance Company
Note to Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022

Basis of Presentation
The accompanying supplemental schedule presents selected statutory-basis financial data as of December 31, 2022, and for the year then ended, for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2022 Statutory Annual Statement as filed with the Ohio Department of Insurance.
Reinsurance
The Company has not identified any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 that would require disclosure in the supplemental schedule to life and reinsurance disclosures as required under SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.
61

STATUTORY-BASIS FINANCIAL STATEMENTS

The Western and Southern Life Insurance Company
Years Ended December 31, 2022, 2021 and 2020
With Report of Independent Auditors

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements and Supplementary Information

Years Ended December 31, 2022, 2021 and 2020

Report of Independent Auditors

The Board of Directors
The Western and Southern Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of The Western and Southern Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2021, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for the three years ended December 31, 2021, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for the three years ended December 31, 2021.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
April 18, 2022

The Western and Southern Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2022	2021
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$2,769,710	$2,872,422
Preferred and common stocks	902,050	1,030,590
Investments in common stocks of subsidiaries	4,592,609	4,525,844
Mortgage loans	55,841	56,947
Policy loans	142,493	145,308
Real estate:
Properties held for the production of income	833	859
Properties occupied by the Company	24,705	21,600
Cash, cash equivalents and short-term investments	22,479	358,026
Receivable for securities	3,296	6,797
Derivatives	196	107
Securities lending reinvested collateral assets	17,779	33,628
Other invested assets	2,471,001	2,184,728
Total cash and invested assets	11,002,992	11,236,856

Investment income due and accrued	38,913	38,886
Premiums deferred and uncollected	47,582	47,860
Current federal income taxes recoverable	36,220	3,958
Net deferred income tax asset	—	11,784
Receivables from parent, subsidiaries and affiliates	50,439	42,967
Other admitted assets	15,104	14,627
Separate account assets	1,131,631	1,284,662
Total admitted assets	$12,322,881	$12,681,600

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,795,292	$2,761,878
Accident and health reserves	143,743	274,116
Liability for deposit-type contracts	183,197	189,368
Policy and contract claims	53,974	56,825
Dividends payable to policyholders	33,995	32,815
Premiums received in advance	2,953	3,280
Total policy and contract liabilities	3,213,154	3,318,282

General expense due and accrued	44,050	63,910
Net deferred income tax liability	10,799	—
Transfer to (from) separate accounts due and accrued, net	(9)	(13)
Asset valuation reserve	370,006	503,845
Interest maintenance reserve	57,350	59,159
Other liabilities	419,442	479,102
Liability for postretirement benefits other than pensions	94,468	154,087
Payable for securities lending	80,925	62,436
Separate account liabilities	1,131,631	1,284,662
Total liabilities	5,421,816	5,925,470

Capital and surplus:
Common stock, $1 par value, authorized 2,500 shares, issued and outstanding 2,500 shares	2,500	2,500
Surplus Notes	995,499	995,354
Paid-in surplus	607,103	417,103
Accumulated surplus	5,295,963	5,341,173
Total capital and surplus	6,901,065	6,756,130
Total liabilities and capital and surplus	$12,322,881	$12,681,600
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2022	2021	2020
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$214,967	$220,346	$226,232
Net investment income	481,052	542,715	332,996
Considerations for supplementary contracts with life contingencies	31	8	54
Amortization of the interest maintenance reserve	6,802	6,688	5,885
Commissions and expenses on reinsurance ceded	1,061	1,055	1,071
Other revenues	209	339	—
Total premiums and other revenues	704,122	771,151	566,238

Benefits paid or provided:
Death benefits	143,821	153,175	154,116
Annuity benefits	52,603	51,804	89,657
Disability and accident and health benefits	10,903	17,541	15,384
Surrender benefits	40,283	41,512	49,337
Payments on supplementary contracts with life contingencies	237	276	311
Other benefits	2,537	6,246	3,450
Increase in policy reserves and other policyholders’ funds	(91,642)	33,034	29,300
Total benefits paid or provided	158,742	303,588	341,555

Insurance expenses and other deductions:
Commissions	14,795	13,563	18,044
General expenses	146,735	197,470	146,416
Net transfers to (from) separate account	(52,808)	(51,774)	(89,609)
Reserve adjustments on reinsurance assumed	48	—	(87)
Other deductions	(52,197)	60,850	32,322
Total insurance expenses and other deductions	56,573	220,109	107,086

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	488,807	247,454	117,597

Dividends to policyholders	47,950	43,535	47,249
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	440,857	203,919	70,348
Federal income tax expense (benefit), excluding tax on capital gains	34,062	30,313	(21,345)
Gain (loss) from operations before net realized capital gains (losses)	406,795	173,606	91,693
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(3,985)	(74,945)	8,870
Net income (loss)	$402,810	$98,661	$100,563
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Surplus Notes and Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2020	$2,500	$869,622	$4,555,862	$5,427,984
Net income (loss)	—	—	100,563	100,563
Change in net deferred income tax	—	—	(26,657)	(26,657)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($24,444))	—	—	(78,402)	(78,402)
Change in net unrealized foreign exchange capital gain (loss)	—	—	808	808
Change in surplus notes	—	85	—	85
Net change in nonadmitted assets and related items	—	—	122,778	122,778
Change in asset valuation reserve	—	—	79,427	79,427
Change in unrecognized post retirement benefit obligation	—	—	(13,846)	(13,846)
Capital contribution	—	45,000	—	45,000
Balance, December 31, 2020	2,500	914,707	4,740,533	5,657,740
Net income (loss)	—	—	98,661	98,661
Change in net deferred income tax	—	—	30,231	30,231
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $111,301)	—	—	625,648	625,648
Change in net unrealized foreign exchange capital gain (loss)	—	—	(2,287)	(2,287)
Change in surplus notes	—	497,750	—	497,750
Net change in nonadmitted assets and related items	—	—	67,456	67,456
Change in asset valuation reserve	—	—	(258,434)	(258,434)
Dividends to stockholder	—	—	(50,000)	(50,000)
Change in unrecognized post retirement benefit obligation	—	—	89,365	89,365
Balance, December 31, 2021	2,500	1,412,457	5,341,173	6,756,130
Net income (loss)	—	—	402,810	402,810
Change in net deferred income tax	—	—	(44,085)	(44,085)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($53,721))	—	—	(569,358)	(569,358)
Change in net unrealized foreign exchange capital gain (loss)	—	—	208	208
Change in surplus notes	—	145	—	145
Net change in nonadmitted assets and related items	—	—	(89,828)	(89,828)
Change in asset valuation reserve	—	—	133,839	133,839
Change in unrecognized post retirement benefit obligation	—	—	121,204	121,204
Capital contribution	—	190,000	—	190,000
Balance, December 31, 2022	$2,500	$1,602,602	$5,295,963	$6,901,065
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2022	2021	2020
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$216,066	$221,565	$227,381
Net investment income received	361,478	453,781	220,270
Benefits paid	(258,418)	(275,261)	(307,163)
Net transfers from (to) separate accounts	52,812	51,778	89,607
Commissions and expense paid	(218,473)	(158,324)	(158,658)
Dividends paid to policyholders	(46,770)	(47,553)	(50,922)
Federal income taxes recovered (paid)	(75,259)	2,619	(24,905)
Other, net	1,269	1,394	1,071
Net cash from (for) operations	32,705	249,999	(3,319)

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	561,910	236,424	304,543
Preferred and common stocks	396,955	315,580	697,505
Mortgage loans	1,107	970	18,381
Real estate	—	771	725
Other invested assets	291,307	528,139	274,324
Net gains (losses) on cash, cash equivalents and short-term investments	(18)	(30)	24
Miscellaneous proceeds	19,350	44,383	8,338
Net proceeds from investments sold, matured or repaid	1,270,611	1,126,237	1,303,840

Cost of investments acquired:
Debt securities	(462,989)	(347,164)	(223,910)
Preferred and common stocks	(816,114)	(807,957)	(477,124)
Mortgage loans	—	—	(7,400)
Real estate	(5,348)	(4,228)	(314)
Other invested assets	(563,986)	(533,987)	(291,864)
Miscellaneous applications	(830)	(6,291)	(42,824)
Total cost of investments acquired	(1,849,267)	(1,699,627)	(1,043,436)

Net change in policy and other loans	2,815	7,002	6,401
Net cash from (for) investments	(575,841)	(566,388)	266,805

Financing activities
Surplus notes, capital notes	—	497,635	—
Capital and paid in surplus, less treasury stock	190,000	—	45,000
Borrowed funds	48,967	—	—
Net deposits on deposit-type contract funds and other insurance liabilities	(6,171)	(8,197)	(7,094)
Dividends paid to stockholder	—	(50,000)	—
Other cash provided (applied)	(25,207)	(91,150)	(52,807)
Net cash from (for) financing and miscellaneous sources	207,589	348,288	(14,901)

Net change in cash, cash equivalents and short-term investments	(335,547)	31,899	248,585
Cash, cash equivalents and short-term investments:
Beginning of year	358,026	326,127	77,542
End of year	$22,479	$358,026	$326,127

See accompanying notes.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

1. Nature of Operations and Significant Accounting Policies
The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers primarily individual traditional and whole life insurance policies. The Company is licensed in 46 states and the District of Columbia. For the year ended December 31, 2022, approximately 68.5% of the gross premiums and annuity considerations for the Company were derived from California, Illinois, Indiana, North Carolina, Ohio, and Pennslyvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the State of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life), Integrity Life Insurance Company (Integrity) and Gerber Life Insurance Company (Gerber Life). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Included within the financial statements, the Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $1,828.7 million and $1,911.4 million were allocated to the Closed Block as of December 31, 2022 and 2021, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities, the pension asset, and a trademark license agreement), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Employee Benefits
For purposes of calculating the Company’s pension and postretirement benefit obligations, vested participants, non-vested participants and current retirees are included in the valuation. The prepaid pension asset resulting from the excess of the fair value of plan assets over the benefit obligation, which is nonadmitted under statutory accounting rules, is included in other comprehensive income under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.
Surplus Notes
Surplus Notes are classified as a component of equity rather than as long-term debt.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $147.4 million and $68.5 million as of December 31, 2022 and 2021, respectively. These assets are primarily collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant section.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
There are no restrictions on unaffiliated common or preferred stocks.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiaries are reported at their underlying audited statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
The Company utilizes customized call and put options to hedge market volatility related to the S&P 500 index . At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2022	2021
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% - 3-1/2%	6.1%	6.5%
1941 Standard Industrial, 2-1/2% - 3-1/2%	8.8	9.2
1958 Commissioners Standard Ordinary, 2-1/2% - 6%	16.3	17.1
1980 Commissioners Standard Ordinary, 4% - 6%	39.8	39.9
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	23.7	21.8
Other, 2-1/2% - 6%	4.3	4.4
	99.0	98.9
Other benefits (including annuities):
Various, 2-1/2% - 8-1/4%	1.0	1.1
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

As of December 31, 2022 and 2021, reserves of $13.7 million and $15.2 million, respectively, were recorded on in-force amounts of $803.7 million and $899.5 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2022 and 2021. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2022, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $78.7 million and $59.7 million in the general and separate account, respectively. At December 31, 2021, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $61.0 million and

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

$0.4 million in the general and separate account, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets. The general account collateral is managed by both an affiliated and unaffiliated agent. The separate account is managed by an unaffiliated agent.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2022 and 2021, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $62.6 million and $28.6 million at December 31, 2022 and 2021, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2022 and 2021, collateral managed by an unaffiliated agent, which approximated $17.8 million and $33.6 million respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2022, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2022 and 2021, the fair value of the total collateral in the general account was $80.4 million and $62.2 million, respectively. The fair value of the total collateral in the separate account was $61.1 million and $0.4 million at December 31, 2022 and 2021, respectively, which was all managed by an unaffiliated agent.
The aggregate collateral broken out by maturity date is as follows at December 31, 2022:

	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—
30 days or less	30,672	30,666
31 to 60 days	5,340	5,336
61 to 90 days	5,460	5,440
91 to 120 days	5,549	5,530
121 to 180 days	1,853	1,845
181 to 365 days	5,000	5,000
1 to 2 years	—	—
2 to 3 years	—	—
Greater than 3 years	26,575	26,575
Total collateral	$80,449	$80,392

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

At December 31, 2022, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $80.9 million and $61.1 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Account
The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. These assets are considered legally insulated from the general accounts.
There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan).
The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.
Federal Income Taxes
The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Postretirement Benefits Other Than Pensions
The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.
Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.
Accounting Changes
There were no material accounting changes in 2022, 2021, or 2020.
Business Combinations
On December 31, 2018, the Company purchased 100% of the common stock of Gerber Life from Nestlé S.A. ("Nestlé"). Gerber Life is an insurer that operates primarily in the juvenile life insurance and medical stop-loss insurance markets. Gerber Life is New York-domiciled and is licensed in 50 states, the District of Columbia, Puerto Rico and certain Canadian provinces. The cost of the acquired entity was $1,257.3 million. The original goodwill balance was $945.5 million, of which $528.1 million was admitted.
The transaction was accounted for as a statutory purchase and reflects the following:

Year	Admitted Goodwill at Reporting Date	Goodwill Amortized in Period	Book Value of Acquisition	Admitted Goodwill as a % of Admitted Acquisition
	(In Thousands)
2022	$567,328	$94,555	$1,149,908	49.3%
2021	592,621	94,555	1,132,673	52.3

	2022	2021
	(In Thousands)

Company Surplus as of September 30	$6,532,219	$6,532,800
Less September 30 electronic data processing	10,318	9,907
Less September 30 net deferred tax assets	51,157	12,663
Less September 30 net positive goodwill	590,967	584,021
Adjusted Company surplus as of September 30	$5,879,777	$5,926,209
Admitted goodwill as a percentage of adjusted surplus	9.6%	10.0%
Risks and Uncertainties
The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities. The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Company; and disruptions of

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

product marketing and sales efforts. The Company has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 17, 2023.
Note 4 describes events that occurred subsequent to the December 31, 2022, financial statement date; the Company sold equity securities to an affiliate, received an ordinary dividend from a subsidiary, and paid an ordinary dividend to its parent.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$23,341	$314	$(394)	$23,261
Debt securities issued by states of the U.S. and political subdivisions of the states	9,805	341	—	10,146
Non-U.S. government securities	77,002	23	(12,656)	64,369
Corporate securities	2,385,532	62,279	(235,690)	2,212,121
Commercial mortgage-backed securities	22,852	32	(4,447)	18,437
Residential mortgage-backed securities	120,923	3,874	(11,603)	113,194
Asset-backed securities	130,255	1,844	(8,123)	123,976
Total	$2,769,710	$68,707	$(272,913)	$2,565,504

At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$87,594	$1,949	$(23)	$89,520
Debt securities issued by states of the U.S. and political subdivisions of the states	12,801	2,409	—	15,210
Non-U.S. government securities	89,164	7,036	(808)	95,392
Corporate securities	2,388,268	528,744	(5,628)	2,911,384
Commercial mortgage-backed securities	43,056	1,099	(401)	43,754
Residential mortgage-backed securities	138,700	14,086	(61)	152,725
Asset-backed securities	112,839	14,561	(269)	127,131
Total	$2,872,422	$569,884	$(7,190)	$3,435,116
At December 31, 2022 and 2021, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $90.7 million and $101.5 million, respectively, and an aggregate fair value of $78.3 million and $110.7 million, respectively. As of December 31, 2022 and 2021, such holdings amounted to 3.3% and 3.5%, respectively, of the Company’s investments in debt securities and 0.7% and 0.8%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Unrealized gains and losses on investments in unaffiliated common stocks, mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
Preferred stocks	$44,868	$2,453	$(4,807)	$42,514

Common stocks, unaffiliated	$290,425	$212,017	$(8,987)	$493,455
Common stocks, mutual funds	390,433	1,629	(25,981)	366,081
Common stocks, subsidiaries	3,843,604	956,870	(207,865)	4,592,609
	$4,524,462	$1,170,516	$(242,833)	$5,452,145

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021:
Preferred stocks	$20,048	$1,017	$(29)	$21,036

Common stocks, unaffiliated	$425,362	$332,783	$(8,916)	$749,229
Common stocks, mutual funds	229,995	30,775	(445)	260,325
Common stocks, subsidiaries	3,498,897	1,182,075	(155,128)	4,525,844
	$4,154,254	$1,545,633	$(164,489)	$5,535,398

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(316)	$4,746	$(78)	$722
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	(8,514)	49,059	(4,142)	14,328
Corporate securities	(205,116)	1,258,582	(30,574)	83,859
Commercial mortgage-backed securities(1)	(2,573)	9,681	(1,874)	7,117
Residential mortgage-backed securities(1)	(11,331)	89,104	(272)	2,028
Asset-backed securities(1)	(6,719)	70,775	(1,404)	16,583
Total	$(234,569)	$1,481,947	$(38,344)	$124,637

Preferred stocks	$(4,807)	$26,923	$—	$—

Common stocks, unaffiliated	$(8,987)	$42,253	$—	$—
Common stocks, mutual funds	(25,981)	327,028	—	—
Total	$(34,968)	$369,281	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(13)	$439	$(10)	$325
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	(808)	17,696	—	—
Corporate securities	(5,344)	169,484	(284)	5,585
Commercial mortgage-backed securities(1)	(377)	28,862	(24)	1,106
Residential mortgage-backed securities(1)	(19)	2,080	(42)	975
Asset-backed securities(1)	(269)	19,088	—	—
Total	$(6,830)	$237,649	$(360)	$7,991

Preferred stocks	$(29)	$837	$—	$—

Common stocks, unaffiliated	$(8,916)	$64,389	$—	$—
Common stocks, mutual funds	(445)	28,495	—	—
Total	$(9,361)	$92,884	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2022 and 2021, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, residential mortgage-backed securities and unaffiliated common stocks.
The aggregated unrealized loss is approximately 13.5% and 4.7% of the carrying value of securities considered temporarily impaired at December 31, 2022 and 2021, respectively. At December 31, 2022, there were a total of 570 securities held that are considered temporarily impaired, 29 of which have been impaired for 12 months or longer. At December 31, 2021, there were a total of 105 securities held that were considered temporarily impaired, 8 of which had been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $12.4 million, $3.0 million and $4.8 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The following is a list of each loan-backed security held at December 31, 2022, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2022, where the present value of

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2022:
466247-JU-8	$491	$439	$52	$439	$401	06/30/2022
466247-JU-8	435	434	1	434	378	09/30/2022
02660T-ER-0	44	43	1	43	39	12/31/2022
12667G-AH-6	313	312	1	312	293	12/31/2022
61752R-AL-6	153	147	6	147	145	12/31/2022
34918T-AC-0	46,030	39,963	6,067	39,963	28,706	12/31/2022
Total	XXX	XXX	$6,128	XXX	XXX	XXX

The Company had no OTTI on loan-backed securities for the year ended December 31, 2022, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2022, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$61,465	$61,683
After one through five	166,288	166,255
After five through ten	549,114	558,625
After ten	1,718,813	1,523,334
Mortgage-backed securities/asset-backed securities	274,030	255,607
Total	$2,769,710	$2,565,504
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from sales of investments in debt securities during 2022, 2021 and 2020 were $248.3 million, $33.6 million, and $114.5 million; gross gains of $5.1 million, $1.0 million, and $2.5 million and gross losses of $1.0 million, $0.0 million, and $0.4 million were realized on these sales in 2022, 2021 and 2020, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Proceeds from the sales of investments in equity securities during 2022, 2021 and 2020 were $372.1 million, $284.5 million, and $655.6 million; gross gains of $67.6 million, $45.3 million, and $154.6 million and gross losses of $22.3 million, $4.1 million, and $84.4 million were realized on these sales in 2022, 2021 and 2020, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2022	2021	2020
	(In Thousands)
Realized capital gains (losses)	$10,230	$(78,811)	$25,075
Less amount transferred to IMR (net of related taxes (benefits) of $1,327 in 2022, $248 in 2021, and $3,097 in 2020)	4,993	932	11,649
Less federal income tax expense (benefit) of realized capital gains (losses)	9,222	(4,798)	4,556
Net realized capital gains (losses)	$(3,985)	$(74,945)	$8,870
Net investment income was generated from the following for the years ended December 31:

	2022	2021	2020
	(In Thousands)
Debt securities	$141,466	$158,760	$144,132
Equity securities	107,536	32,007	24,798
Mortgage loans	2,318	2,363	6,281
Real estate	9,982	12,377	10,514
Policy loans	10,704	11,067	11,546
Cash, cash equivalents and short-term investments	1,567	688	357
Other invested assets	274,692	390,541	181,415
Other	252	(785)	605
Gross investment income	548,517	607,018	379,648
Investment expenses	67,465	64,303	46,652
Net investment income	$481,052	$542,715	$332,996
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2022, 79.2% of such mortgages, or $44.2 million, involved properties located in Ohio, Washington, and South Carolina. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $21.2 million. During 2022, there were no loans issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2022, the Company did not reduce interest rates on any outstanding mortgages.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Derivative Instruments
The Company entered into an equity hedge program designed to hedge the market value risks associated with the broad equity market. Hedging this risk reduces the economic sensitivity to price declines. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses. The change in fair value was $0.0 million, $50.6 million, and $(0.7) million for the years ended December 31, 2022, 2021, and 2020, respectively. The net gain/(loss) recognized through net income within realized gains and losses was $0.0 million,$(97.2) million, and $(58.8) million for the years ended December 31, 2022, 2021, and 2020, respectively. The Company closed the hedge in the first quarter of 2021.

Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2022	2021
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$196	$107
Gross amounts offset	—	—
Net amount of assets	$196	$107

Derivative liabilities:
Gross amount of recognized liabilities	$—	$—
Gross amounts offset	—	—
Net amount of liabilities	$—	$—

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available, but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 assets and liabilities are preferred stock, fixed income residual tranches, and stock warrants. The fair value of these instruments is determined through the use of third-party pricing services or models utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include certain debt securities and private equity securities within the Company’s separate account that must be priced using non-binding broker quotes or other valuation techniques that utilize significant unobservable inputs. Also included in Level 3 assets and liabilities are common and preferred stocks being priced by broker quotes or utilizing recent financing for similar securities.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of equity interest in limited partnerships and limited liabilities in the separate account. These investments contain fixed income, common stock, and real estate characteristics. The interests in these partnerships can be sold or transferred with prior consent from the general partner. The average remaining life of the investments is 16.1 years. The Company's unfunded commitment for these investments is $61.9 million. In addition, a collective trust in the separate account utilizing NAV is primarily investing in domestic fixed income securities. Shares in the trust can be redeemed at their net asset value. The NAV for this investment is $10.33. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 has been determined by utilizing broker quotes or recent financing for similar securities.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Other Invested Assets
Other invested assets primarily include surplus debentures and fixed income residual tranches for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Derivative Instruments
The fair values of free-standing derivative instruments, primarily stock warrants, are determined through the use of third-party pricing services or models utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, equity securities, mutual funds, surplus notes, private equity, and private debt fund investments. The fair values of debt securities, equity securities and mutual funds have been determined using the same methodologies as similar assets held in the general account. The fair values of private equity and private debt fund investments have been determined utilizing the net asset values of the funds.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2022
Assets:
Common stocks, unaffiliated	$493,455	$467,200	$—	$23,394	$2,861
Common stocks, mutual funds	366,081	366,081	—	—	—
Preferred stocks	42,514	—	26,917	15,597	—
Other invested assets, fixed income residual tranche	28,701	—	28,701	—	—
Derivative assets	196	—	196	—	—
Separate account assets	1,131,631	709,833	134,147	—	287,651
Total assets	$2,062,578	$1,543,114	$189,961	$38,991	$290,512

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2021
Assets:
Bonds, exchange traded funds	$5,994	$5,994	$—	$—	$—
Common stocks, unaffiliated	749,229	724,931	—	21,416	2,882
Common stocks, mutual funds	260,325	260,325	—	—	—
Preferred stocks	21,036	—	16,809	4,227	—
Other invested assets, fixed income residual tranche	37,091	—	37,091	—
Derivative assets	107	—	107	—	—
Separate account assets	1,284,662	863,058	126,955	—	294,649
Total assets	$2,358,444	$1,854,308	$180,962	$25,643	$297,531

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022 are as follows:

	Beginning Asset/(Liability) as of January 1, 2022	Total Realized/Unrealized Gains (Losses) Included in*:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3**	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2022
		Net Income	Surplus	Other
	(In Thousands)
Assets:
Common stocks, unaffiliated	$21,416	$—	$848	$—	$—	$1,130	$—	$23,394
Preferred stocks	4,227	—	2,370	—	9,000	—	—	15,597
Total assets	$25,643	$—	$3,218	$—	$9,000	$1,130	$—	$38,991

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
** Transfers into Level 3 are due to changes in the price source.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Preferred stocks	9,000	—	—	—	9,000
Total assets	$9,000	$—	$—	$—	$9,000

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2021, is as follows:

	Beginning Asset/(Liability )as of January 1, 2021	Total Realized/Unrealized Gains (Losses) Included in*:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3**	Transfers Out of Level 3**	Ending Asset/ (Liability) as of December 31, 2021
		Net Income	Surplus	Other
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$3,807	$11,422	$—	$6,187	$—	$—	$21,416
Preferred stocks	146	(354)	423	—	2,999	1,013	—	4,227
Separate account assets	21,296	—	—	(5,970)	(15,326)	—	—	—
Total assets	$21,442	$3,453	$11,845	$(5,970)	$(6,140)	$1,013	$—	$25,643

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
** Transfers into Level 3 are due to perpetual preferred stocks being carried at fair value and not on the basis of designation.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2021, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$13,326	$—	$(7,139)	$—	$6,187
Preferred stocks	2,999	—	—	—	2,999
Separate account assets	—	—	(15,326)	—	(15,326)
Total Assets	$16,325	$—	$(22,465)	$—	$(6,140)

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2022 and 2021.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2022
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$2,769,710	$2,565,504	$8,887	$2,553,262	$3,355	$—
Common stock:
Unaffiliated	493,455	493,455	467,200	—	23,394	2,861
Mutual funds	366,081	366,081	366,081	—	—	—
Preferred stock	42,514	42,514	—	26,917	15,597	—
Mortgage loans	55,841	50,158	—	—	50,158	—
Cash, cash equivalents and short-term investments	22,479	22,479	22,479	—	—	—
Other invested assets:
Surplus notes	39,025	35,761	—	35,761	—	—
Fixed income residual tranche	28,701	28,701	—	28,701	—	—
Securities lending reinvested collateral assets	17,779	17,779	17,779	—	—	—
Derivative assets	196	196	—	196	—	—
Separate account assets	1,131,631	1,131,631	709,833	134,147	—	287,651

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,823)	$(2,733)	$—	$—	$(2,733)	$—
Securities lending liability	(80,925)	(80,925)	—	(80,925)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	December 31, 2021
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$2,872,422	$3,435,116	$22,763	$3,411,353	$1,000	$—
Common stock:
Unaffiliated	749,229	749,229	724,931	—	21,416	2,882
Mutual funds	260,325	260,325	260,325	—	—	—
Preferred stock	21,036	21,036	—	16,809	4,227	—
Mortgage loans	56,947	60,477	—	—	60,477	—
Cash, cash equivalents and short-term investments	358,026	358,111	358,111	—	—	—
Other invested assets:
Surplus notes	33,881	45,117	—	45,117	—	—
Fixed income residual tranche	37,091	37,091	—	37,091	—	—
Securities lending reinvested collateral assets	33,628	33,628	33,628	—	—	—
Derivative assets	107	107	—	107	—
Separate account assets	1,284,662	1,284,662	863,058	126,955	—	294,649

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(3,503)	$(3,710)	$—	$—	$(3,710)	$—
Securities lending liability	(62,436)	(62,436)	—	(62,436)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

4. Related-Party Transactions
The Company owns a 100% interest in Integrity and WSLAC, whose carrying values based on underlying statutory surplus at December 31, 2022, are $1.3 billion and $1.8 billion, respectively. The accounting policies of Integrity and WSLAC are the same as those of the Company described in Note 1. The summary financial data for Integrity and WSLAC follows:

	2022	2021
	(In Thousands)
Integrity:
Admitted Assets	$9,377,215	$9,956,305
Liabilities	8,081,440	8,474,871
Statutory Surplus	$1,295,775	$1,481,434
Net Income	$5,477	$51,418

WSLAC:
Admitted Assets	$25,363,432	$19,537,565
Liabilities	23,586,209	17,998,269
Statutory Surplus	$1,777,223	$1,539,296
Net Income	$(84,549)	$118,421

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to subsidiaries in the amount of $18.1 million, $39.0 million, and $14.9 million in 2022, 2021 and 2020, respectively. The principal balance of the mortgage financing arrangements with subsidiaries was $267.3 million and $266.7 million at December 31, 2022 and 2021, respectively.
At December 31, 2022 and 2021, the Company had $275.7 million and $113.7 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the company.
At December 31, 2022 and 2021, the Company had $709.4 million and $650.3 million respectively, invested in fixed income residual tranches and various private equity and private debt funds managed by Fort Washington Investment Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2022 and 2021, the Company had $1,214.0 million and $1,035.5 million respectively, invested in WS Real Estate Holdings, LLC, which is a holding company managed by Eagle Realty Group, LLC, an indirect subsidiary of the Company.
In March 2023, the Company paid a $245.0 million ordinary dividend to its parent, WSFG, which was referenced in Note 1, Subsequent Events. The dividend was in the form of cash.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

In March 2023, the Company received a $150.0 million ordinary dividend from its subsidiary, WSLAC, which was referenced in Note 1, Subsequent Events. The dividend was in the form of cash.
In February and March 2023, the Company sold equity securities to National for $50.0 million and $30.0 million in cash, respectively, which was referenced in Note, 1 Subsequent Events.
In December 2022, the Company received a $190.0 million capital contribution from its parent, WSFG. The contribution was in the form of cash.
In December 2022, the company paid a $320.0 million capital contribution to its subsidiary, WSLAC. The contribution was in the form of cash.
In December 2022, the Company paid a $50.0 million capital contribution to its subsidiary, Columbus Life. The contribution was in the form of cash.
In December 2022, the Company received an $80.0 million ordinary dividend from is subsidiary, Integrity. The dividend was in the form of cash.
In December 2021, the company paid a $250.0 million capital contribution to its subsidiary, WSLAC. The contribution was in the form of cash.
In November 2021, the Company paid a $50.0 million ordinary dividend to its parent, WSFG. The dividend was in the form of cash.
In March 2021, the Company paid a $100.0 million capital contribution to its subsidiary, Columbus Life. The contribution was in the form of cash.
In December 2020, the Company paid a $50.0 million capital contribution to its subsidiary, Columbus Life. The contribution was in the form of cash.
In September 2020, the Company entered into a Pension Risk Transfer agreement with its subsidiary, WSLAC. Refer to Note 10 for more detail.
The Company had $50.4 million and $43.0 million receivable from parent, subsidiaries and affiliates as of December 31, 2022 and 2021, respectively. The Company had $0.5 million and $38.7 million payable to parent, subsidiaries and affiliates as of December 31, 2022 and 2021, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $443.8 million and $460.0 million at December 31, 2022 and 2021, respectively.
In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life, an affiliated entity, whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $0.9 million and $0.9 million at December 31, 2022 and 2021, respectively.
Certain premiums and benefits are ceded to other unaffiliated insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).
The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2022	2021	2020
	(In Thousands)

Direct premiums	$220,548	$225,660	$231,552
Assumed premiums:
Affiliates	1,185	1,203	1,285
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(6,766)	(6,517)	(6,605)
Net premiums	$214,967	$220,346	$226,232

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2022	2021	2020
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	2,401	4,696	4,856
Policy and contract liabilities:
Affiliates	443,797	460,048	478,114
Nonaffiliates	30,758	28,786	26,517
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	221	303	126
In 2022, 2021 and 2020, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2022, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2022, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

There would be no reduction in surplus at December 31, 2022, if all reinsurance agreements were cancelled.

6. Federal Income Taxes
The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the Internal Revenue Service for federal income taxes, net of the amounts due (to)/from subsidiaries and affiliates, were $36.2 million and $4.0 million at December 31, 2022 and 2021, respectively. The tax years 2014 through 2021 remain subject to examination by major tax jurisdictions.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2022, in the event of future capital losses is $27.6 million, $61.2 million, and $0.0 million from 2022, 2021 and 2020, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2022
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$180,314	$13,498	$193,812
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	180,314	13,498	193,812
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	180,314	13,498	193,812
(f)	Deferred tax liabilities	167,632	36,979	204,611
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$12,682	$(23,481)	$(10,799)

		12/31/2021
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$269,180	$8,236	$277,416
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	269,180	8,236	277,416
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	269,180	8,236	277,416
(f)	Deferred tax liabilities	192,438	73,194	265,632
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$76,742	$(64,958)	$11,784

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$(88,866)	$5,262	$(83,604)
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	(88,866)	5,262	(83,604)
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	(88,866)	5,262	(83,604)
(f)	Deferred tax liabilities	(24,806)	(36,215)	(61,021)
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$(64,060)	$41,477	$(22,583)

		12/31/2022
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$13,498	$13,498
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	39,349	—	39,349
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	39,349	—	39,349
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	982,746
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	140,965	—	140,965
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$180,314	$13,498	$193,812

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		12/31/2021
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$1,963	$1,963
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	9,821	—	9,821
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	9,821	—	9,821
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	941,551
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	259,359	6,273	265,632
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$269,180	$8,236	$277,416

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$11,535	$11,535
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	29,528	—	29,528
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	29,528	—	29,528
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	41,195
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(118,394)	(6,273)	(124,667)
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$(88,866)	$5,262	$(83,604)

	2022	2021

Ratio percentage used to determine recovery period and threshold limitation amount	848%	958%

		12/31/2022
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$180,314	$13,498
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.96%
(c)	Net admitted adjusted gross DTAs amount	$180,314	$13,498
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.96%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		12/31/2021
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$269,180	$8,236
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	0.71%
(c)	Net admitted adjusted gross DTAs amount	$269,180	$8,236
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	0.71%

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)

(a)	Adjusted gross DTAs amount	$(88,866)	$5,262
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.25%
(c)	Net admitted adjusted gross DTAs amount	$(88,866)	$5,262
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.25%
The Company's tax planning strategies include the use of reinsurance.
Current income taxes incurred consist of the following major components:

			12/31/2022	12/31/2021	12/31/2020
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$33,781	$30,114	$(21,594)
	(b)	Foreign	281	199	249
	(c)	Subtotal	34,062	30,313	(21,345)
	(d)	Federal income tax on net capital gains	9,222	(4,798)	4,556
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$43,284	$25,515	$(16,789)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2022	12/31/2021	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	30,684	59,306	(28,622)
		(4) Investments	28,658	32,310	(3,652)
		(5) Deferred acquisition costs	18,992	18,607	385
		(6) Policyholder dividends accrual	3,596	6,853	(3,257)
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	50,512	101,026	(50,514)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	43,517	30,693	12,824
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	4,355	20,385	(16,030)
		(99) Subtotal	180,314	269,180	(88,866)
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	180,314	269,180	(88,866)
	(e)	Capital
		(1) Investments	13,498	8,236	5,262
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	13,498	8,236	5,262
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	13,498	8,236	5,262
	(i)	Admitted deferred tax assets (2d + 2h)	$193,812	$277,416	$(83,604)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2022	12/31/2021	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$153,707	$181,504	$(27,797)
		(2) Fixed assets	4,578	625	3,953
		(3) Deferred and uncollected premium	7,585	7,878	(293)
		(4) Policyholder reserves	1,762	2,431	(669)
		(5) Other	—	—	—
		(99) Subtotal	167,632	192,438	(24,806)
	(b)	Capital
		(1) Investments	36,979	73,194	(36,215)
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	36,979	73,194	(36,215)
	(c)	Deferred tax liabilities (3a99 + 3b99)	204,611	265,632	(61,021)
(4)	Net deferred tax assets/liabilities (2i - 3c)		$(10,799)	$11,784	$(22,583)
Among the more significant book-to-tax adjustments were the following:

	12/31/2022	Effective Tax Rate	12/31/2021	Effective Tax Rate	12/31/2020	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$94,728	21.00%	$26,273	21.00%	$20,039	21.00%
Dividends received deduction	(3,577)	(0.79)	(2,613)	(2.09)	(1,062)	(1.11)
Tax credits	652	0.14	(1,227)	(0.98)	(1,447)	(1.52)
Other invested assets and nonadmitted change	2,072	0.46	(19,292)	(15.42)	2,403	2.52
Other	(6,506)	(1.44)	(7,857)	(6.28)	(10,065)	(10.54)
Total statutory income taxes	$87,369	19.37%	$(4,716)	(3.77)%	$9,868	10.35%

Federal and foreign taxes incurred	$43,284	9.60%	$25,515	20.39%	$(16,789)	(17.59)%
Change in net deferred income taxes	44,085	9.77	(30,231)	(24.16)	26,657	27.94
Total statutory income taxes	$87,369	19.37%	$(4,716)	(3.77)%	$9,868	10.35%
At December 31, 2022, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted during the reporting period on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and does not expect to be liable for the CAMT in 2023.

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2022 and 2021, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $690.1 million by the end of 2023 without seeking prior regulatory approval based on capital and surplus of $6,901.1 million at December 31, 2022.
The Company currently has the following outstanding surplus notes:

	2022	2021
	(In Thousands)
2019 Notes, 5.15% interest rate, due 2049	$497,775	$497,690
2021 Notes, 3.75% interest rate, due 2061	497,724	497,665
Total carrying value of surplus notes	$995,499	$995,355

On January 23, 2019, the Company issued $500.0 million in surplus notes (the “2019 Notes”) due January 15, 2049, at a discount of $2.6 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2019 Notes is fixed at 5.15% and payable semiannually on January 15 and July 15 of each year. The 2019 Notes and are administered by The Bank of New York Mellon. Subject to the approval of the Ohio Director of Insurance (the “Director”), the Company has the option to redeem the 2019 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2019 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2019 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, on or after January 23, 2024 but prior to July 15, 2048, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2019 Notes from the redemption date to July 15, 2048, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 35 basis points or (iii) in whole or in part, on or after July 15, 2048, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2019 Notes to be redeemed to the redemption date.
On April 28, 2021, the Company issued $500.0 million in surplus notes (the “2021 Notes”) due April 28, 2061 at a discount of $2.4 million. The entire balance was received in cash, none of which came from

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

related parties. Interest on the 2021 Notes is fixed at 3.75% and payable semiannually on April 28 and October 28 of each year. The 2021 Notes are administered by The Bank of New York Mellon. Subject to the approval of the Director, the Company has the option to redeem the 2021 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2021 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2021 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, prior to October 28, 2060, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2021 Notes from the redemption date to October 28, 2060, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 25 basis points or (iii) in whole or in part, on or after October 28, 2060, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2021 Notes to be redeemed to the redemption date.
The 2019 Notes and 2021 Notes (collectively the “Notes”) do not have payments that are contractually linked nor are any of the payments subject to administrative offsetting provisions. Additionally, proceeds from the Notes were not used to purchase an asset directly from the holders. The Notes were issued pursuant to Rule 144A as defined by the Securities Act of 1933. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and “prior claims” (those claims referred to in classes 1 through 7 of Section 3903.42 of the Ohio Revised Code) against the Company. Under Ohio insurance laws, the Notes are not part of the legal liabilities of the Company. Each payment of principal of, interest on or redemption price with respect to the Notes, may be made only with the prior approval of the Director, and only out of surplus earnings.
Interest expense of $44.5 million and $35.1 million was recognized from the Notes in 2022 and 2021, respectively. Life-to-date interest expense recognized December 31, 2022, was $130.6 million. There has been no principal paid as of December 31, 2022. As of December 31, 2022, there was unapproved interest of $3.2 million related to 2022 that will come due in 2023. In the event the Company was subject to a liquidation event, the Notes would have preference over the common shareholders. No affiliates of the Company hold any of the Notes. As of the closing, Guggenheim Partners was the only holder of more than 10% of the outstanding Notes on record at the Depository Trust Company.

8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2022, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2022, the Company has future commitments to provide additional capital contributions of $776.9 million to investments in joint ventures, limited partnerships and limited liability companies.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries: WSLAC, Columbus Life and Integrity. In addition, the Company guarantees all policyholder obligations of National and The Lafayette Life Insurance Company (Lafayette Life), an affiliated entity which is wholly-owned by the Company’s parent, WSFG. Guarantees on behalf of wholly-owned subsidiaries or on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.
The Company has guaranteed one mortgage loan in which the borrower is an affiliated limited liability company involved in development of real estate. This guarantee has a maximum exposure to the Company of $13.3 million for 506 Phelps Holdings, LLC in the event the real estate collateral of the affiliated limited liability company is not sufficient to cover the payment of the loan. The fair value of the real estate collateral at December 31, 2022, was approximately $31.3 million. This loan matures in February 2024.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2022, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$66,977	$—	$—	$66,977	96.1%
Not subject to discretionary withdrawal	2,748	—	—	2,748	3.9
Total individual annuity reserves (before reinsurance)	69,725	—	—	69,725	100.0%
Reinsurance ceded	65,360	—	—	65,360
Net individual annuity reserves	$4,365	$—	$—	$4,365

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$2,499	$—	$1,070,045	$1,072,544	100.0%
Total group annuity reserves (before reinsurance)	2,499	—	1,070,045	1,072,544	100.0%
Reinsurance ceded	2,499	—	—	2,499
Net group annuity reserves	$—	$—	$1,070,045	$1,070,045

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$204,841	$—	$—	$204,841	100.0%
Not subject to discretionary withdrawal	—	—	—	—	—
Total deposit-type contract liability (before reinsurance)	204,841	—	—	204,841	100.0%
Reinsurance ceded	21,644	—	—	21,644
Total deposit-type contract liability	$183,197	$—	$—	$183,197
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
At December 31, 2022, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	—	—	—	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,761,604	3,118,701	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	3,509	XXX	XXX	—
Disability - active lives	XXX	XXX	4,316	XXX	XXX	—
Disability - disabled lives	XXX	XXX	19,560	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	—	2,761,604	3,146,086	—	—	—
Reinsurance Ceded	—	—	355,159	—	—	—
Net life reserves	$—	$2,761,604	$2,790,927	$—	$—	$—

10. Employee Retirement Benefits
The Company has a noncontributory pension plan under a deposit administration group annuity contract covering substantially all employees and field representatives that meet eligibility requirements while working for the Company and attaining normal retirement age. In addition, the Company provides certain health care and life insurance benefits for certain retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The Company uses a December 31 measurement date for all plans.
A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$1,208,163	$1,208,854	$154,087	$161,650
Service cost	33,641	35,815	163	248
Interest cost	29,615	25,031	2,921	2,927
Contribution by plan participants	—	—	4,626	4,524
Actuarial (gain) loss	(334,481)	(9,487)	(55,388)	(4,102)
Benefits paid	(53,572)	(52,050)	(11,941)	(11,160)
Plan amendments	—	—	—	—
Settlements	—	—	—	—
Benefit obligation at end of year	$883,366	$1,208,163	$94,468	$154,087

Change in plan assets:
Fair value of plan assets at beginning of year	$1,284,221	$1,172,208	$—	$—
Actual return on plan assets	(160,605)	164,063	—	—
Employer contribution	—	—	7,315	6,636
Plan participants’ contributions	—	—	4,626	4,524
Benefits paid	(53,572)	(52,050)	(11,941)	(11,160)
Settlements	—	—	—	—
Fair value of plan assets at end of year	$1,070,044	$1,284,221	$—	$—

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021
	(In Thousands)
Funded status:
Overfunded (underfunded) obligation	$186,678	$76,058	$(94,468)	$(154,087)
Unrecognized net (gain) or loss	—	—	—	—
Unrecognized prior service cost	—	—	—	—
Net amount recognized*	$186,678	$76,058	$(94,468)	$(154,087)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$817,582	$1,085,849	$94,468	$154,087

*Nonadmitted if overfunded

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Pension Benefits
	2022	2021	2020
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$33,641	$35,815	$29,439
Interest cost	29,615	25,031	32,478
Expected return on plan assets	(91,126)	(83,066)	(76,904)
Amount of recognized gains and losses	9,867	22,281	22,085
Amount of prior service cost recognized	476	(579)	(4,625)
Total net periodic benefit cost (benefit)	$(17,527)	$(518)	$2,473

	Postretirement Medical
	2022	2021	2020
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$163	$248	$286
Interest cost	2,921	2,927	4,344
Amount of recognized gains and losses	(6,777)	(1,838)	(3,387)
Amount of prior service cost recognized	(1,392)	(1,392)	(1,392)
Total net periodic benefit cost (benefit)	$(5,085)	$(55)	$(149)

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021
	(In Thousands)
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$242,238	$354,426	$(28,326)	$(27,454)
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during the period	—	—	—	—
Net prior service cost or credit recognized	(476)	578	1,392	1,392
Net gain and loss arising during the period	(82,750)	(90,484)	(55,388)	(4,102)
Net gain and loss recognized	(9,867)	(22,282)	6,777	1,838
Items not yet recognized as a component of net periodic cost - current year	$149,145	$242,238	$(75,545)	$(28,326)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021

Discount rate	3.00%	2.80%	2.88%	2.60%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
Expected long-term rate of return on plan assets	7.25%	7.25%	N/A	N/A

Assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021

Discount rate	5.46%	3.00%	5.43%	2.88%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
The Company's non-admitted pension asset was $186.7 million and $76.1 million at December 31, 2022 and 2021, respectively.
The Company utilizes a full yield curve approach in the estimation of liabilities, service cost, and interest cost for pension and postretirement benefits by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was increased from 3.00% at December 31, 2021, to 5.46% at December 31, 2022. This resulted in a $327.6 million decrease in the pension benefit obligation in 2022. The discount rate was increased from 2.80% at December 31, 2020, to 3.00% at December 31, 2021. This resulted in a $23.5 million decrease in the pension benefit obligation in 2021.
The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The asset allocation for the defined benefit pension plan at the end of 2022 and 2021, and the target allocation for 2022 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2022	2022	2021
Asset category:
Equity securities	55%	64%	55%
Fixed income securities	18	12	15
Short-term investments	2	—	5
Other	25	24	25
Total	100%	100%	100%
The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.
The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.
Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets include certain debt securities for which public price quotations are not available, but that use other market observable inputs from third-party pricing service quotes or internal valuation models using observable inputs. Level 2 assets also include private funds that invest primarily in domestic debt securities where the Company has the right to redeem its interest at net asset values. The underlying debt securities within these funds employ similar valuation methodologies as the Company’s other investments in debt securities.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company does not have any significant assets carried at fair value that meet the definition of Level 3.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Debt Securities
The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.
Equity Securities
The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.
Mutual Funds
The fair values of mutual funds have been determined utilizing the net asset values of the funds.
Private Equity and Fixed Income Funds
The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds.
Other Assets
Other assets primarily include securities lending reinvested collateral and cash equivalents. The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices. The fair value of the cash equivalents are based on quoted market prices.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2022:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,040	$—	$2,040	$—
Corporate securities	112,201	—	112,201	—
Residential mortgage-backed securities	777	—	777	—
Asset-backed securities	11,843	—	11,843	—
Equity securities:
Common equity	555,090	513,330	41,760	—
Mutual funds	123,560	123,560	—	—
Preferred stock	2,597	—	2,597	—
Other invested assets:
Private equity and fixed income funds	225,570	—	225,570	—
Surplus notes	2,542	—	2,542	—
Real estate	20,321	—	20,321	—
Other assets	75,090	72,943	2,147	—
Total plan assets	$1,131,631	$709,833	$421,798	$—
* Includes investments using net asset value (NAV) as a practical expedient.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1		Level 2*	Level 3
	(In Thousands)
At December 31, 2021:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$3,019	$—		$3,019	$—
Corporate securities	114,667	—		114,667	—
Residential mortgage-backed securities	1,041	—		1,041	—
Asset-backed securities	2,852	—		2,852	—
Equity securities:
Common equity	659,769	611,743		48,026	—
Mutual funds	174,122	174,122		—	—
Other invested assets:
Private equity and fixed income funds	239,447	—		239,447	—
Surplus notes	3,827	—		3,827	—
Real estate	7,177	—		7,177	—
Other assets	78,741	77,193	`	1,548	—
Total plan assets	$1,284,662	$863,058		$421,604	$—
* Includes investments using net asset value (NAV) as a practical expedient.
For measurement purposes of the postretirement benefit obligation at December 31, 2022, a 5.275 percent annual rate of increase in the per capita cost of covered health care benefits is assumed for 2023. The rate was assumed to decrease gradually to 4.75 percent for 2030 and remain at that level thereafter.
At December 31, 2022, the assets of the Company’s pension include approximately $67.0 million invested in the Touchstone Family of Funds, which are administered by the Company, and $251.4 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. At December 31, 2021, the assets of the Company’s pension include approximately $106.5 million invested in the Touchstone Family of Funds, which are administered by the Company, $229.1 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

As of December 31, 2022, future benefit payments for the pension plan are expected as follows (in millions):

2023	$56.3
2024	57.0
2025	57.6
2026	58.2
2027	59.0
Five years thereafter	308.0

Future benefit payments for the postretirement medical plan, net of amounts contributed by plan participants, are expected as follows (in millions):

2023	$8.1
2024	7.8
2025	7.7
2026	7.4
2027	7.2
Five years thereafter	33.8
The Company did not make any contributions to the pension plan in 2022 and 2021. The Company does not expect to make contributions to the pension plan during 2023.
The Company made contributions to the postretirement medical plan of $7.3 million in 2022 and expects to contribute $72.0 million between 2023 and 2032, inclusive. The Company received no subsidies in 2022. The Company’s postretirement medical plan did not collect the Medicare Part D Subsidy for claims activity occurring after January 1, 2013.
The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total of the Company’s contributions to the defined contribution plan were $5.0 million, $4.8 million, and $6.8 million for 2022, 2021 and 2020, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2022, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$3,504	$247
Ordinary renewal	65,274	46,600
Accident and health renewal	417	327
Assumed investment type-contracts	408	408
Total	$69,603	$47,582

Supplementary Information

Place Holder for EY Letter

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Investment income earned:
U.S. Government debt securities	$963
Other debt securities (unaffiliated)	140,502
Debt securities of affiliates	—
Preferred stocks (unaffiliated)	1,392
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	26,144
Common stocks of affiliates	80,000
Mortgage loans	2,318
Real estate	9,983
Premium notes, policy loans and liens	10,704
Cash on hand and on deposit	1,491
Short-term investments	76
Other invested assets	274,692
Derivative instruments	—
Aggregate write-ins for investment income	252
Gross investment income	$548,517

Real estate owned (book value less encumbrances)	$25,538

Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	55,841
Mezzanine real estate loan	—
Total mortgage loans	$55,841

Mortgage loans by standing (book value):
Good standing	$55,797
Good standing with restructured terms	$44
Interest overdue more than 90 days, not in foreclosure	$—
Foreclosure in process	$—

Other long-term assets (statement value)	$2,471,001
Collateral loans	$142,493

Debt securities and stocks of parents, subsidiaries and affiliates (book value):
Debt securities	$—
Preferred stocks	$—
Common stocks	$4,592,609

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Debt securities and short-term investments by NAIC designation and maturity:
Debt securities by maturity (statement value):
Due within one year or less	$107,497
Over 1 year through 5 years	247,337
Over 5 years through 10 years	646,228
Over 10 years through 20 years	711,465
Over 20 years	1,075,673
No maturity date	—
Total by maturity	$2,788,200

Debt securities and short-term investments by NAIC designation (statement value):
NAIC 1	$1,519,132
NAIC 2	1,178,375
NAIC 3	76,559
NAIC 4	13,134
NAIC 5	1,000
NAIC 6	—
Total by NAIC designation	$2,788,200
Total debt securities publicly traded	$2,120,656
Total debt securities privately placed	$667,544

Preferred stocks (statement value)	$42,514
Common stocks (market value)	$5,452,145
Short-term investments (book value)	$3,500
Securities lending reinvested collateral assets (book value)	$17,779
Options, caps and floors owned (statement value)	$—
Options, caps and floors written and in-force (statement value)	$—
Collar, swap and forward agreements open (statement value)	$—
Futures contracts open (current value)	$—
Cash on deposit (book overdraft)	$(29,265)

Life insurance in-force:
Industrial	$319,318
Ordinary	$10,750,292
Credit life	$—
Group life	$793,179

Amount of accidental death insurance in-force under ordinary policies	$1,196,825

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Life insurance policies with disability provisions in-force:
Industrial	$38,967
Ordinary	$1,886,256
Credit life	$—
Group life	$628,795

Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$2,104
Amount of income payable	$105
Ordinary – involving life contingencies:
Amount of income payable	$95
Group – not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Group – involving life contingencies:
Amount of income payable	$—

Annuities:
Ordinary:
Immediate–amount of income payable	$133
Deferred–fully paid–account balance	$2,823
Deferred–not fully paid–account balance	$—
Group:
Amount of income payable	$—
Fully paid–account balance	$—
Not fully paid–account balance	$—

Accident and health insurance – premiums in-force:
Ordinary	$22,977
Group	$39,889
Credit	$—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$18,174
Dividend accumulations – account balance	$162,469

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Claim payments 2022:
Group accident and health:
2022	$—
2021	$—
2020	$—
2019	$—
2018	$—
Prior	$—
Other accident and health:
2022	$3,861
2021	$2,203
2020	$275
2019	$450
2018	$126
Prior	$2,020
Other coverages that use developmental methods to calculate claims reserves:
2022	$—
2021	$—
2020	$—
2019	$—
2018	$—
Prior	$—

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH- SIS

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Note to Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022

Basis of Presentation
The accompanying supplemental schedule presents selected statutory-basis financial data as of December 31, 2022, and for the year then ended, for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2022 Statutory Annual Statement as filed with the Ohio Department of Insurance.
Reinsurance
The Company has not identified any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 that would require disclosure in the supplemental schedule to life and reinsurance disclosures as required under SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.